                                                              EXHIBIT 10.1


             PURCHASE OF CERTAIN ASSETS OF LUCKMAN INTERACTIVE, INC.
                               BY CYBERMEDIA, INC.



                                  APRIL 2, 1997

             PURCHASE OF CERTAIN ASSETS OF LUCKMAN INTERACTIVE, INC.

                               BY CYBERMEDIA, INC.


                                  APRIL 2, 1997


                                  CLOSING INDEX

                                                                                        TAB
                                                                                        ---

 Asset Purchase Agreement by and between Luckman Interactive, Inc. ("Luckman") and
 CyberMedia, Inc. ("CyberMedia") dated as of  April 2, 1997 ("Effective Date")............1

 Registration Rights Agreement by and between CyberMedia, Inc. and Luckman
 Interactive, Inc. dated as of April 2, 1997..............................................2

 Warrant to Purchase ** shares of Common Stock of CyberMedia to Luckman...................3
 Bill of Sale.............................................................................4
 Assignment of Copyright of Intellectual Property Rights..................................5
 Assignment of Trademarks.................................................................6
 Assignment and Transfer of all right, title, and interest in and to the following agreements...............................................................................7

        Republishing and Distribution Agreement between Luckman Interactive, Inc. and
        Marubeni Corporation dated 3/4/97

        Computer Software License Agreement dated October 11, 1995 between MicroHelp,
        Inc. and INSO Corporation, as amended by Amendment

 Termination of the following Agreements:.................................................8

        International Distribution Agreement between Power Reporting & Microhelp dated
        August 15, 1995

        Distribution Agreement between BFL Software & Microhelp dated September
        19, 1996

        Republisher Agreement between MicroHelp, Inc. and AB Pro dated 7/1/96;

        Republishing Agreement between MicroHelp, Inc. and MicroBasic GmbH dated
        3/1/96;

        Republishing Agreement between MicroHelp, Inc. and Questar dated 3/1/96;



        Republishing Agreement between MicroHelp, Inc. and Roderick Manhattan Group,
        Limited dated 3/15/96; and

        European Distribution Agreement Convey A.S. & Microhelp dated May 20, 1996

 Receipt of Warrant executed by President of Luckman......................................9

 Receipt of Consideration executed by President of Luckman...............................10

 Evidence of wire transfers in the following amounts:....................................11

        a)  ** to Merrill Lynch Business Financial Service
        b)  ** to Silicon Valley Bank
        c)  ** to Former Shareholders of MicroHelp, Inc.
        d)  ** to Luckman Interactive, Inc.

 UCC Termination Statements filed with various jurisdictions releasing security interests in assets.....................................................................12

        a) California: Termination of File No. 9632560244 between Luckman Interactive, Inc. and Janet Van Pelt,
               Mark E. Novisoff, Timothy B. O'Pry, and Thomas Lynch

        b) California: Termination of File No. 9632560220, between Luckman Interactive, Inc. and Janet Van Pelt,
               Mark E. Novisoff, Timothy B. O'Pry, and Thomas Lynch

        c) California: Termination of File No.: 96-36560426 between Luckman Interactive, Inc. and Silicon Valley
               Bank

        d)     California: Termination between Luckman Interactive,
               Inc. and Willie Gault

        e)     Delaware:  Termination of File No. 96 33171 between
               Luckman Interactive, Inc. and Janet Van Pelt, Mark E.
               Novisoff, Timothy B. O'Pry, and Thomas Lynch

        f)     Delaware:  Termination of File No.  96 33155, between
               Luckman Interactive, Inc. and Janet Van Pelt, Mark E.



               Novisoff, Timothy B. O'Pry, and Thomas Lynch

        g) Georgia: Termination of File No. 033199616159 between Luckman Interactive, Inc. and Janet Van Pelt,
               Mark E. Novisoff, Timothy B. O'Pry, ad Thomas Lynch

        h) Georgia: Termination of File No. 033199616160, between Luckman Interactive, Inc. and Janet Van Pelt,
               Mark E. Novisoff, Timothy B. O'Pry, ad Thomas Lynch

        i) Georgia: Termination of File No. 033199703662 regarding Merrill Lynch Business Financial Services,
               Inc. and Timothy O'Pry

        j) Georgia: Termination of File No. 033199703662 regarding Merrill Lynch Business Financial Services,
               Inc. and Janet Van Pelt

        k) Georgia: Termination of File No. 033199703662 regarding Merrill Lynch Business Financial Services,
               Inc. and Tom Lynch

        l) Georgia: Termination of File No. 033199703662 regarding Merrill Lynch Business Financial Services,
               Inc. and Microhelp, Inc.

        m) Georgia: Termination of File No. 033199703662 regarding Merrill Lynch Business Financial Services,
               Inc. and Luckman Interactive

        n)     Nevada:  Termination of File No.: 97044637 regarding
               Merrill Lynch Business Financial Services, Inc. and
               Mark Novisoff

Purchase Orders for UnInstaller..........................................................13

                                                                           TAB 1

                        ASSET PURCHASE AGREEMENT BETWEEN
                              CYBERMEDIA, INC. AND
                            LUCKMAN INTERACTIVE, INC.

                               DATED APRIL 2, 1997

                                TABLE OF CONTENTS

                                                                                           PAGE NO.

1.      Sale of Assets...........................................................................1

        1.1    Transfer..........................................................................1
        1.2    No Assumption of Liabilities......................................................1
        1.3    Contracts.........................................................................1
        1.4    Sales Tax; Duties.................................................................2

2.      Representations and Warranties of Luckman................................................2

        2.1    Organization and Standing.........................................................2
        2.2    Corporate Power; Authorization....................................................2
        2.3    Undisclosed Liabilities...........................................................2
        2.4    Title to Properties and Assets; Liens, Etc........................................2
        2.5    Patents, Trademarks and Trade Secrets.............................................3
        2.6    Rights to the Software............................................................4
        2.7    Compliance with Other Instruments.................................................4
        2.8    Litigation, Etc...................................................................5
        2.9    Governmental Authorizations and Regulations.......................................5
        2.10   Material Contracts; Commitments and Product Warranties............................5
        2.11   Manufacturing and Technology Rights...............................................6
        2.12   Contracts, Transactions with Directors, Officers, Etc.............................6
        2.13   Brokerage.........................................................................6
        2.14   Environmental and Pollution Control Regulation....................................6
        2.15   Information Furnished True........................................................6
        2.16   Bulk Sales Laws...................................................................6
        2.17   Termination of Agreements.........................................................7

3.      Representations and Warranties of CyberMedia.............................................7

        3.1    Organization and Standing.........................................................7
        3.2    Corporate Power; Authorization....................................................7
        3.3    Other Consents and Approvals......................................................7

4.      License and Transfer Option..............................................................7

        4.1    License...........................................................................7
        4.2    License Consideration.............................................................8
        4.3    Irrevocable Transfer Option.......................................................8



5.      Effective Date...........................................................................8

        5.1    Effective Date....................................................................8
        5.2    On or before the Effective Date, Luckman shall deliver to CyberMedia:.............8
        5.3    Transfer of Assets................................................................9
        5.4    Acceptance........................................................................9

6.      Consideration............................................................................9

        6.1    Warrant...........................................................................9
        6.2    Advance..........................................................................10
        6.3    Royalty..........................................................................10
        6.4    Adjustment; Recoupment...........................................................11
        6.5    Accounting.......................................................................12
        6.6    Examination......................................................................12
        6.7    Right of Offset..................................................................12
        6.8    No Guarantee.....................................................................12
        6.9    MicroHelp Litigation.............................................................12
        6.10   Failure to Pay...................................................................13
        6.11   Sale of Assets...................................................................13

7.      Indemnity...............................................................................13

        7.1    Luckman Indemnity.  .............................................................13
        7.2    Assertion of Claims..............................................................13
        7.3    Claims Against CyberMedia........................................................14
        7.4    General Indemnity................................................................14

8.      Luckman's Post-Effective Date Covenants.................................................14

        8.1    Access...........................................................................14
        8.2    Further Assurances...............................................................14
        8.3    Use of Corporate and Trade Name..................................................14
        8.4    Cooperation......................................................................14

9.      Noncompetition Covenants................................................................15

10.     Confidentiality.........................................................................15

        10.1   Condition of Confidentiality.....................................................15
        10.2   Developments Projects............................................................16

11.     Miscellaneous...........................................................................16



        11.1   Governing Law....................................................................16
        11.2   Entire Agreement; Amendment......................................................16
        11.3   Delays or Omissions..............................................................16
        11.4   Notices, Etc.....................................................................16
        11.5   Attorneys' Fees..................................................................17
        11.6   Expenses.........................................................................17
        11.7   Counterparts.....................................................................17
        11.8   Severability.....................................................................17
        11.9   Titles and Headings..............................................................18
        11.10  Assignment.......................................................................18
        11.11  Successors and Assigns...........................................................18
        11.12  Survival of Representations and Warranties.......................................18
        11.13  Rights of Third Parties..........................................................18


Exhibits

Exhibit A      Minutes of the Board of Directors of Luckman Interactive, Inc.
Exhibit B      The Software
Exhibit C      Assets
Exhibit D      Schedule of Exceptions
Exhibit E      Bill of Sale
Exhibit F      Assignment of Copyright
Exhibit G      Form of Warrant
Exhibit H      Distribution Agreements to be Terminated
Exhibit I      Former Shareholders of MicroHelp, Inc.
Exhibit J      Registration Rights Agreement

                            ASSET PURCHASE AGREEMENT


        This Asset Purchase Agreement, dated as of April 2, 1997 (the "Agreement"), is made by and between Luckman Interactive, Inc., a Delaware corporation ("Luckman") and CyberMedia, Inc., a Delaware corporation ("CyberMedia") with reference to the following facts:

        Luckman is engaged in the business of developing and marketing computer software and related products including the computer programs identified in Exhibit B hereto (the "Software"). On the terms and conditions provided herein, CyberMedia wishes to acquire the Software and related assets of Luckman, and Luckman desires to sell the same to CyberMedia.

        The parties hereto agree as follows:

        1.     Sale of Assets.

               1.1 Transfer. Subject to the terms and conditions contained herein, with effect from the Effective Date (as defined in Section 5.1, below), Luckman hereby transfers to CyberMedia all right title and interest in and to those certain tangible, intangible and contract assets, rights and properties, all as more particularly described in Exhibit C attached hereto (the "Assets").

               1.2 No Assumption of Liabilities. This Agreement does not transfer and CyberMedia does not assume and expressly disclaims any and all costs, debts, claims, liabilities and obligations of or relating to the ownership of the Assets or the operations of Luckman, whether prior to or after the Effective Date, including, but not limited to, any obligations relating to Luckman's employees and agreements relating to the development, distribution or licensing of the Software or any derivatives thereof, with the sole and single exception that CyberMedia shall assume the purchase orders issued to Warner Media referenced in Exhibit C hereto up to the maximum amount set forth on such Exhibit.

               1.3 Contracts. Subject to Section 4 below, from and after the Effective Date CyberMedia shall be entitled to the benefit of all of the contracts in the Assets; provided, however, that with respect to the Software License Agreement between MicroHelp, Inc. and Western Digital Corporation ("Western Digital") dated August 16, 1996, CyberMedia shall remit ** of its net revenues under such agreement to Luckman so long as Western Digital sells its Disk Drive (as defined therein) with a copy of the "Transport" function of the Software. This obligation to remit such amounts shall terminate at such time that (i) the agreement with Western Digital terminates, (ii) Western Digital ceases to include a copy of "Transport" with the sales of the Disk Drive or
(iii) Western Digital upgrades and distributes the entire "UnInstaller" program with the Disk Drive. Luckman shall give such assistance to CyberMedia as CyberMedia shall reasonably request to enable CyberMedia to enjoy the benefit of the foregoing. Insofar as consents to the transfer or assignment from third parties are required, Luckman shall obtain such consents prior to the Effective Date. From and after the Effective Date, all unfilled orders for the Software will be filled by

CyberMedia, and Luckman will refer any customers interested in the Software to CyberMedia. CyberMedia will provide Luckman with a contact phone number for such purposes.

               1.4 Sales Tax; Duties. Luckman shall be responsible for any and all sales or other transaction taxes, duties and other similar charges payable in connection with the sale of the Assets or the transactions contemplated hereby. As set forth in Exhibit C hereto, the parties agree that for the purposes of this Agreement the customer list shall be valued at **.

        2. Representations and Warranties of Luckman. Except as disclosed or excepted in the Schedule attached hereto as Exhibit D (the "Schedule"), which shall state the specific subsection of this Section 2 to which each disclosure or exception is made, Luckman represents and warrants to CyberMedia as follows:

               2.1 Organization and Standing. Luckman is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Luckman has all requisite corporate power to own and operate its properties and assets, and to carry on its business as conducted, and possess all licenses, franchises, rights and privileges necessary for the conduct of its business. Luckman is qualified to do business in all other jurisdictions in which such qualification is required. Attached hereto as Exhibit A are copies of the minutes of the meeting of Luckman's Board of Directors expressly authorizing the transfer of the Assets on the terms set forth herein. Said copies are true, correct, complete and properly executed and will be true, correct and complete on the Effective Date.

               2.2 Corporate Power; Authorization. Luckman has all requisite legal and corporate power and authority to enter into this Agreement, to transfer the Assets, and to carry out and perform all of its obligations under the terms of this Agreement. All corporate action on the part of Luckman and all action on the part of its officers, directors and shareholders and other security holders that is necessary for the authorization, execution and delivery of this Agreement by Luckman, for the performance of Luckman's obligations hereunder and for the sale and transfer of the Assets has been taken; and this Agreement, when executed and delivered, shall constitute the legal and binding obligation of Luckman, enforceable against Luckman in accordance with its terms.

               2.3 Undisclosed Liabilities. Luckman is not subject to any obligations or liabilities of any nature related to the Assets, whether absolute, accrued, contingent or otherwise, or whether assumed or guaranteed, directly or indirectly.

               2.4 Title to Properties and Assets; Liens, Etc. Luckman has good and marketable title to all of its properties and assets related to the Assets, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) the lien of current taxes not yet due and payable, and (b) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the Assets, and which have not arisen otherwise than in the ordinary course of business. Luckman is not subject to or bound by any judgment, order, writ, injunction or decree of any court or of any governmental body, or of any arbitrator, which could prevent the use by CyberMedia of the Assets after the Effective Date. Luckman is not a party, bound by or a beneficiary of any agreement which could prevent the use by CyberMedia of the Assets, in each case in accordance with past practices, after the Effective Date, or which, by operation of law, or pursuant to the terms of any such agreement, would terminate upon the consummation of transactions contemplated hereby, absent the consent of the other parties thereof. When transferred to CyberMedia, the Assets will be free and clear subject to no mortgage, pledge, lien, lease, license, encumbrance, charge or rights of any other party.

        2.5 Patents, Trademarks and Trade Secrets.

               2.5.1 There are no pending or threatened claims against Luckman alleging that the conduct of Luckman's business in connection with the Assets infringes or conflicts with the rights of others under patents, service marks, trade names, trademarks, copyrights, trade secrets, know-how, data or other proprietary or intellectual property rights (collectively, "Intellectual Property Rights"). Luckman's business as it has been conducted and the use of the Assets in the conduct of Luckman's business do not infringe or conflict with the rights of others, including the Intellectual Property Rights of others. To Luckman's knowledge after due investigation, no employee or consultant of Luckman owns any Intellectual Property Rights directly or indirectly competitive with those owned or to be used by Luckman in connection with the Assets or derived from or in connection with the conduct of Luckman's business. Luckman is not aware of any violation or infringement by a third party of any of Luckman's Intellectual Property Rights related to the Assets.

               2.5.2 Set forth in the Schedule is a true and correct list and summary description of:

                        (1) all trademark or trade name registrations, copyrights and patents, and all applications pending therefor, which are owned by Luckman relating to the Assets; and

                        (2) all licenses (or similar agreements) to Intellectual Property Rights granted by or to Luckman and relating to the Assets.

               2.5.3 Except as disclosed in the Schedule, Luckman has not agreed to indemnify any person for or against any infringement of any Intellectual Property Right related to the Assets.

               2.5.4 All rights to any tangible or intangible property, material to the conduct of Luckman's business related to the Assets as presently conducted or planned, of any predecessor entity to Luckman, whether or not a limited or general partnership, corporation or other form of business entity, have been validly transferred to Luckman free of any adverse claims by any such predecessor entity, or any partner, limited partner, security holder or creditor of any such predecessor entity, and no such property rights remain in any such entity or person.

        2.6 Rights to the Software. Without limiting the generality of Section
2.5 hereof:

               2.6.1 Luckman owns or possesses all Intellectual Property Rights in the Software. Except for any royalty that may be payable by Luckman to Maximized Software, Inc. in connection with that certain license agreement more fully described in Section 6.9 below, Luckman is under no obligation to pay any other party any royalties or other fixed or contingent amounts with respect to the Software, including, but not limited to, any royalties or other fixed or contingent amounts based upon the sale, license, distribution or other use or exploitation of the Software. The Software does not infringe or conflict with the Intellectual Property Rights of others. There are no pending or threatened claims against Luckman alleging any of the foregoing nor is Luckman aware of any basis upon which any party might allege any of the foregoing. Luckman is not aware of any violation or infringement by a third party of any Intellectual Property Rights associated with the Software. Luckman has taken and will take all reasonable security measures to protect the secrecy, confidentiality and value of all Intellectual Property Rights transferred in accordance with this Agreement;

               2.6.2 No current or former employee or consultant of Luckman owns any Intellectual Property Rights in the Software or any other Intellectual Property Rights directly or indirectly competitive with those in the Software;

               2.6.3 All Intellectual Property Rights in the Software of any predecessor entity to Luckman, whether or not a limited or general partnership, corporation or other form of business entity, have been validly transferred to Luckman free of any adverse claims by any such predecessor entity, or any partner, limited partner, security holder or creditor of any such predecessor entity, and no such property rights remain in any such entity or person; and

               2.6.4 With respect to the transfer of rights in the Software under this Agreement, CyberMedia shall be subject to no limitations, obligations or restrictions with regard to the sale, license, distribution or other transfer or exploitation of the Software, whether in the form transferred to CyberMedia or after modification, including, but not limited to, any of the foregoing arising out of any distribution, license or other agreements previously entered into by Luckman.

               2.7 Compliance with Other Instruments. Luckman is not in violation or default of any provision of its Articles of Incorporation or Bylaws as same relate to the Assets, each as in effect as of the date hereof or of any material provision or any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any portion of the Assets are bound which would materially adversely affect the condition of the Assets nor is Luckman in violation or default of any provision of any federal, state, local or foreign law, ordinance, regulation or order applicable to Luckman which would materially adversely affect the condition of the Assets. The execution, delivery and performance of and compliance with this Agreement as the sale and transfer of the Assets will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the Assets; and there is no such provision which materially adversely affects or, so far as Luckman is presently aware, in the future may materially adversely affect the condition of the Assets.

               2.8 Litigation, Etc. No action, suit, proceeding or investigation is pending or threatened against Luckman relating to the Assets, nor, to the best knowledge of Luckman, is there any basis therefor. The foregoing includes any action, suit, proceeding or investigation, pending or threatened, which questions the validity of this Agreement or the right of Luckman to enter into the Agreement and to sell and transfer the Assets; or any litigation pending or threatened which might affect the ability of CyberMedia to use the Assets in the ordinary course of business. There is no judgment, decree, injunction, rule or order of any court, governmental department, commission agency, instrumentality or arbitrator or other similar ruling outstanding against Luckman relating to the Assets. No action, suit, proceeding or investigation is pending or threatened by Luckman relating to the Assets.

               2.9 Governmental Authorizations and Regulations. Luckman has all currently required federal, state, local and foreign governmental licenses and permits material to the conduct of its business relating to the Assets and the ownership and use of the Assets, such licenses and permits are in full force and effect, no violations are, to the best knowledge of Luckman, recorded in respect of any such licenses or permits, and no proceeding is pending or, to the knowledge of Luckman, threatened to revoke or limit any thereof. Luckman has delivered to CyberMedia a true and correct list of all licenses, franchises, permits and other governmental authorizations held by Luckman that are material in connection with Luckman's ownership and use of the Assets. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental or regulatory authority on the part of Luckman is required in connection with the valid execution and delivery of this Agreement or the sale and transfer of the Assets or the use of the Assets by CyberMedia.

               2.10 Material Contracts; Commitments and Product Warranties. The Schedule contains a list of (a) all of Luckman's contracts relating to the Assets (whether the applicable party is Luckman or MicroHelp, Inc.), including purchase orders to Luckman, mortgages, indentures, agreements and debt instruments, (b) all distributorship, reseller, sales representative and similar agreements, relating to the Assets; (c) all agreements granting any rights in and to any of the Assets (including, but not limited to, rights to distribute, license, sublicense or copy the Software), and (d) all agreements between Luckman and any of its shareholders, officers, directors and employees relating to the Assets (together, the "Contracts"). Luckman has supplied CyberMedia true and correct copies of all of the Contracts. Each of the Contracts is valid, binding and in full force and effect in all material respects and enforceable by Luckman, in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. Luckman is not in default under any of the Contracts. No major customer of Luckman has canceled or threatened cancellation of any contractual arrangement with Luckman for the provision by Luckman of goods and/or services. To the best knowledge of Luckman no other party to any of the Contracts is in material default thereunder. Luckman has supplied to CyberMedia copies of all product warranties granted with respect to its products comprising the Assets.

        2.11 Manufacturing and Technology Rights. Except as set forth in the Schedule, Luckman has not granted rights to manufacture, produce, assemble, license or sell its products or any of its technology related to the Assets to any other person and is not bound by any agreement which affects Luckman's exclusive right to manufacture, assemble or sell its products (including, but not limited to the Software), or, where appropriate, its technology.

               2.12 Contracts, Transactions with Directors, Officers, Etc. Neither the execution nor delivery of this Agreement, nor the sale and transfer of the Assets, will, to the best knowledge of Luckman, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of the directors, officers, employees or consultants is now obligated. Luckman's Assets do not include any inventions of any of Luckman's directors, officers, employees or consultants made or owned prior to their appointment by Luckman nor do the Assets violate any limitations or restrictions to which any such director, officer, employee or consultant is a party or may be subject. To the best of the knowledge of Luckman, no employee of Luckman is in violation of any term of any employment contract, proprietary information and inventions agreement, or any other contract or agreement relating to the relationship of any such employee with Luckman or any previous employer.

               2.13 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Luckman. Luckman agrees to indemnify and hold CyberMedia harmless against any liability, settlement or expense arising out of, or in connection with, any such claim.

               2.14 Environmental and Pollution Control Regulation. Luckman has not been and is not in violation or default of any environmental or pollution control law or regulation or other administrative regulation and none of the properties or assets of Luckman (including the Assets), nor the operation or maintenance thereof, contravened or contravenes any zoning restriction, environmental or pollution control law or regulation or other administrative regulation (whether or not permitted because of prior nonconforming use) or violated or violates any restrictive covenant or any provision of law in such a way as to adversely affect the Assets.

               2.15 Information Furnished True. No representation, warranty or statement by Luckman in this Agreement or in any written statement or certificate furnished or to be furnished to CyberMedia pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or, when taken together, omits or will omit to state a material fact necessary to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

               2.16 Bulk Sales Laws. The Bulk Sales laws are not applicable to the sale and transfer of the Assets.

               2.17 Termination of Agreements. With respect to the Assets, the agreements listed in Exhibit H attached hereto have been rightfully and lawfully terminated, in whole or in part as the case may be, and Luckman has no further obligations thereunder in connection therewith.

        3. Representations and Warranties of CyberMedia. CyberMedia represents and warrants to Luckman as follows:

               3.1 Organization and Standing. CyberMedia is a corporation duly organized, validly existing and in good standing under the laws of Delaware;

               3.2 Corporate Power; Authorization. CyberMedia has now, or will have at the Effective Date, all requisite legal and corporate power to enter into this Agreement, to purchase the Assets, and to carry out and perform its obligations under the terms of this Agreement. All corporate action on the part of CyberMedia and its officers, directors and shareholders that is necessary for the authorization, execution and delivery of this Agreement by it, for the performance of its obligations hereunder, and for the purchase of the Assets, has been taken or will be taken prior to the Effective Date; and this Agreement, when executed and delivered, shall constitute the legal and binding obligation of CyberMedia, enforceable against CyberMedia in accordance with its terms; and

               3.3 Other Consents and Approvals. The execution, delivery and performance of and compliance with this Agreement and the purchase of the Assets will not result in violation or default of any provision of the charter documents of CyberMedia, each as in effect on and as of the Effective Date, or of any material provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it is bound. Other than as contemplated by this Agreement, the execution, delivery and performance of and compliance with this Agreement will not require any consent or waiver (other than any consents or waivers that have been obtained).

        4.     License and Transfer Option.

               4.1 License. Luckman hereby grants to CyberMedia for a period of two years from the Effective Date the exclusive, worldwide, fully paid-up right and license, with the right to sublicense, under all of Luckman's right, title and interest in that certain Agreement between MicroHelp, Inc. and Ken Spreitzer dba Maximized Software dated May 29, 1992, as amended (the "Maximized Agreement"). Luckman represents and warrants that (i) the Maximized Agreement is currently in full force and effect and (ii) that the intellectual property and technology licensed under the Maximized Agreement does not comprise any portion of the UnInstaller version 4.0 portion of the Software.

               The foregoing representations shall be subject to the indemnification obligations set forth in Section 7 below. The foregoing license shall be irrevocable and non-terminable for any reason, including, without limitation, any breach of this Agreement by CyberMedia or otherwise.

               4.2 License Consideration. In consideration of the license granted in Section 4.1 above, CyberMedia hereby agrees to pay, on the Effective Date, the sum of ** to Luckman.

               4.3 Irrevocable Transfer Option. Luckman hereby grants to CyberMedia the irrevocable, exclusive right and option, at CyberMedia's sole discretion, to receive an assignment and transfer of all of Luckman's right, title and interest in and to all aspects of the Maximized Agreement. Such right and option shall be exercised as follows: At any time within the period commencing thirty (30) days from the Effective Date and ending on the date that is two years from the Effective Date, CyberMedia shall have the irrevocable right, but not the obligation, to pay to Luckman the sum of ** and thereby receive an assignment of all right, title and interest under the Maximized Agreement. Such assignment shall occur automatically upon CyberMedia's payment of such amount and shall not require any further action on either party's part to be fully effective. Luckman shall not hereafter contend that such assignment was conditional, in any manner, with the sole exception of the payment of such ** amount. During the period that this option remains in effect, Luckman shall not assign, transfer, pledge, grant a security interest in or otherwise encumber any portion of the Maximized Agreement or the rights granted therein.

        5.     Effective Date.

               5.1 Effective Date. The effective date of this transaction shall be the date first set forth above (the "Effective Date").

               5.2 On or before the Effective Date, Luckman shall deliver to CyberMedia.2 On or before the Effective Date, Luckman shall deliver to CyberMedia

                        5.2.1 A duly executed bill of sale of the tangible Assets in the form attached hereto as Exhibit E;

                        5.2.2 A duly executed assignment or assignments of copyrights in the Intellectual Property Rights included in the Assets in the form attached hereto as Exhibit F;

                        5.2.3 A duly executed assignment or assignments of trademarks in a form reasonably acceptable to CyberMedia;

                        5.2.4 Evidence of the termination of Merrill Lynch Business Financial Services' liens on the Assets and UCC-3 termination statements related thereto signed by an authorized representative of Merrill Lynch Business Financial Services to be filed in all applicable jurisdictions;

                        5.2.5 Evidence of the termination of Silicon Valley Bank's liens on the

Assets and UCC termination statements related thereto signed by an authorized representative of Silicon Valley Bank, to be filed in all applicable jurisdictions; and

                        5.2.6 Evidence of the termination of the liens of each Mark E. Novisoff, Timothy B. O'Pry, Thomas Lynch and Janet Van Pelt on the Assets and UCC termination statements related thereto signed by a legal representative of each such person, to be filed in the applicable jurisdictions.


               5.3    Transfer of Assets.

                        5.3.1 On the Effective Date, or such other date as Luckman and CyberMedia may agree, Luckman shall transfer the Software to CyberMedia at CyberMedia's headquarters in Santa Monica, California. All transfers of Software hereunder shall be by electronic means.

                        5.3.2 On the Effective Date, or such other date as Luckman and CyberMedia may agree, Luckman shall deliver to CyberMedia at CyberMedia's headquarters in Santa Monica, California all of the Assets which are in tangible form.

               5.4 Acceptance. On the Effective Date, as set forth in Section 5.3.1, Luckman shall transfer the Assets, including without limitation the Software, to CyberMedia. The sole condition on CyberMedia's payment of the amounts due hereunder shall be CyberMedia's ability, to cause the source code version of the Software to build the object code version thereof in a manner consistent with customary practices in the computer software industry in the United States. The date of completion of such "build" is herein referred to as the "Acceptance Date." Compliance will be delivery of four CDs signed by Brad Kingsbury as follows: "BK 3/31/97." For the purposes of this Agreement the Acceptance Date shall mean the Effective Date. In the event that the Software is not capable of being built in the manner or within the time described above, then in such and only such instance, this Agreement shall be terminated, and all rights in and to the Assets shall automatically revert to Luckman without further action, and neither party shall have any further liability to the other hereunder. Notwithstanding the foregoing, Luckman shall provide CyberMedia with reasonable assistance with such build.

        6. Consideration. In consideration of the transfer of the Assets and the other covenants and indemnities of Luckman hereunder, CyberMedia shall pay Luckman the following consideration:

               6.1 Warrant. A warrant ("Warrant") to purchase up to ** shares of the Common Stock of CyberMedia. Such Warrant shall have an exercise price equal to the closing price of CyberMedia's Common Stock on the Effective Date. In the event that, at any time during the period commencing on the Effective Date and ending on the date that is six (6) months from the Effective Date, CyberMedia receives a claim that it, in its reasonable discretion, believes to be material to its full enjoyment of its rights under this Agreement (a "Claim"), CyberMedia will notify Luckman thereof. From and after the date of such notice, the Warrant shall not be exercisable until such time as either such claim has been fully withdrawn or such claim has been resolved in CyberMedia's favor. No such claim or notice shall act to extend the term of the Warrant, which shall expire on May 1, 1999. In the event that Luckman exercises its right to purchase any of the Shares (as defined in the Warrant) during the period commencing on the Effective Date and ending on the date that is six (6) months from the Effective Date, then in such event Luckman shall not sell, transfer, pledge, grant a security interest in or otherwise encumber the Shares prior to the date that is six months from the Effective Date. In the event that there is a Claim during such six (6) month period, then CyberMedia will have the right, but not the obligation, to purchase the Shares from Luckman at the exercise price set forth in the Warrant. If CyberMedia so purchases the Shares and the Claim has been fully withdrawn or resolved in CyberMedia's favor, then Luckman will have the right to repurchase the Shares at such price. The Warrant shall be in the form set forth as Exhibit G hereto. The Warrant shall be subject to the terms and conditions of the Registration Rights Agreement attached as Exhibit J hereto.

               6.2 Advance. The sum of ** shall be payable to Luckman on the Acceptance Date (as defined in Section 5.4 above); provided, however, Luckman hereby directs CyberMedia to pay the following: (i) an amount equal to ** to Merrill Lynch Business Financial Services in satisfaction of that certain WCMA Note, Loan and Security Agreement No. 701-07304 dated as of July 19, 1996 and in satisfaction of any obligations of Luckman in connection with such agreement to the former shareholders of MicroHelp, Inc. listed on Exhibit I hereto pursuant to that certain letter agreement dated November 18, 1996 by and among MicroHelp, Inc., Brent Luckman and Luckman Interactive, Inc. (ii) an amount equal to ** to Silicon Valley Bank in satisfaction of that certain Factoring Agreement dated November 8, 1996 and (iii) an aggregate amount equal to ** to the former shareholders of MicroHelp, Inc. listed on Exhibit I hereto in satisfaction of those certain Promissory Notes made by Luckman to each of such persons dated November 18, 1996 and such amounts shall be deducted from the monies otherwise payable to Luckman under this Section 6.2. Luckman shall cause Merrill Lynch Business Financial Services, Silicon Valley Bank and the persons named on
Exhibit I hereto to terminate all liens on the assets and file UCC termination statements in all applicable jurisdictions in connection therewith within fifteen (15) days after the Effective Date. Luckman shall provide CyberMedia with all evidence of such terminations and UCC filings. Such amount shall be an advance against and recoupable from any amounts otherwise due to Luckman under
Section 6.3 below as set forth in Section 6.4 below.

               6.3 Royalty. During the period commencing on the Effective Date and continuing through March 30, 1999, CyberMedia shall pay to Luckman a royalty for each copy of a product containing the Assets sold or licensed, as set forth in this Section. Such royalty shall be equal to a percentage of CyberMedia's Net Revenues (defined below) actually received by CyberMedia with respect to sales or licenses of any product containing the Software or any other portion of the Assets. For sales to related parties, such royalty shall be computed as if the software had been sold or licensed on an arms-length basis. Such royalty shall be paid and accounted for on a calendar quarterly basis, for sales and licenses made during the preceding quarter. The percentage of Net Revenues shall be as set forth below for the applicable calendar quarter.


        Calendar Quarter Ending               Percentage of Net
                                                   Revenues
-----------------------------------------------------------------------
             June 30, 1997                            **

          September 30, 1997                          **

           December 31, 1997                          **

   Thereafter through March 30, 1999                  **


               From and after March 30, 1999, no further amounts will be due hereunder. As used herein, the term "Net Revenues" shall mean all amounts actually received by CyberMedia from sales or licenses of products containing the Assets or any portion thereof, less allowances for credits, returns and promotional discounts. In circumstances where a product of CyberMedia is comprised of both some portion of the Assets and other products ("Combined Products"), then CyberMedia shall make a reasonable allocation of the portion of the amounts received with respect to such Combined Product to be allocated to Net Revenues hereunder. Such allocation will be based, where possible, upon the relative list prices of the products included in such Combined Product.

               6.4 Adjustment; Recoupment. The royalty amounts due to Luckman under Section 6.3 above shall be adjusted as set forth in this Section. Of the royalty amounts payable to Luckman under Section 6.3 above, one-half of such amounts shall be paid to Luckman and one-half shall be retained by CyberMedia as a recoupment of the advance paid under Section 6.2 above; provided, however that with respect to each of the eight (8) calendar quarters commencing with the calendar quarter ending June 30, 1997, CyberMedia shall guarantee payment to Luckman of a minimum royalty of ** per quarter, for a total of **. By way of example and not limitation:

                        (i) if the amount of Net Revenues for a particular quarter were ** and Luckman's royalty rate for such quarter were **%, then Luckman's royalty for such quarter would be ** under Section 6.3 above. In such event ** of such amount ** would, under the immediately preceding sentence, be paid to Luckman and the other ** would be retained by CyberMedia in recoupment of the advance paid under Section 6.2 above. However, under such sentence, given the applicable minimum royalty, Luckman would be owed **. The remaining difference ** would be retained by CyberMedia and credited against the advance referred to in Section 6.2 above.

                        (ii) if the amount of Net Revenues for a particular quarter were ** and Luckman's royalty rate for such quarter were ** then Luckman's royalty for such quarter would be ** under Section 6.3 above. In such event ** of such amount * would be paid to Luckman and the ** would be retained by CyberMedia in recoupment of the advance paid under Section 6.2 above. The minimum royalty would not be paid in that instance.

        Upon recoupment by CyberMedia of all amounts paid under Section 6.2 above, Luckman shall receive all applicable royalties earned through March 30, 1999. At any such time the aggregate minimum royalty set forth in this Section 6.4 is paid in full, then CyberMedia's obligation to pay a quarterly minimum royalty shall terminate.

               6.5 Accounting. Within 30 days following the end of each calendar quarter during which payments are due under Section 6.3 above, CyberMedia shall submit to Luckman a statement setting forth the royalty due under Section 6.3 above with respect to such quarter and the basis for such calculation, in reasonable detail. Such statement shall be accompanied by payment of any amounts due.

               6.6 Examination. CyberMedia shall keep accurate books and records relating to the calculation of amounts due under Section 6.3 above. Luckman shall have the right, not more than once in each 12-month period, at its sole cost and expense to engage a nationally recognized accounting firm to examine the books and records relating to the amounts due under such Section, provided that such accounting firm shall agree to disclose the results of such examination both to CyberMedia and to Luckman, provided, further, that such accounting firm shall agree to be bound by a customary nondisclosure agreement. In the event any such examination reveals an underpayment of more than ** of amounts payable to Luckman during the period subject to examination, CyberMedia shall pay the cost of such examination in addition to the amounts due.

               6.7 Right of Offset. In the event that CyberMedia is subject to a claim related to the transfer of Assets hereunder, including without limitation any claim for amounts due in connection with CyberMedia's exploitation of the Assets, CyberMedia, after consultation with Luckman, shall have the right to offset against amounts otherwise due under Section 6.3 above an amount equal to the amount CyberMedia reasonably anticipates it will be required to expend in defending or settling such claim. Upon the final adjudication or other conclusion of such claim, CyberMedia shall immediately remit to Luckman any amounts then due under Section 6.3.

               6.8 No Guarantee. Luckman acknowledges and agrees that CyberMedia is making no guarantees under this Agreement with respect to the sales of the Software or the amount of any royalty that will be paid to Luckman hereunder.

               6.9 MicroHelp Litigation..9 MicroHelp Litigation. Luckman has entered into a series of Agreements dated as of November 18, 1996 under which Luckman acquired the stock of MicroHelp, Inc., a Georgia corporation ("MicroHelp"). MicroHelp was the licensee under that certain license agreement dated May 29, 1992 under which Maximized Software, Inc. ("Maximized"), granted to MicroHelp certain rights in and to the Software, in return for, among other things, a royalty. MicroHelp is currently a party to that certain litigation in the U.S. District Court for the Northern District of Georgia in which Maximized has contended that it is owed certain amounts under its agreement with MicroHelp. Luckman understands and agrees that in addition to Luckman's indemnification obligations under Section 7.4 below, that, of the royalty and other amounts to be paid under Section 6.3 above, CyberMedia will retain and hold an amount equal to ** of Net Revenues from the Net Revenues otherwise payable to Luckman, until such time as it receives assurances that it will not be required to pay any amounts to Maximized. CyberMedia's receipt of a duly executed release stating that Maximized has released MicroHelp, Luckman and CyberMedia from any claim for future payment shall be a sufficient assurance.

               6.10 Failure to Pay. In the event that CyberMedia does not make a required quarterly payment as set forth in Section 6.3 above, Luckman shall provide CyberMedia with written notice of such failure to pay via certified mail. If CyberMedia does not make the required quarterly payment within thirty
(30) days of receipt of such written notice, then Luckman may, at its option, declare any unpaid portion of the minimum royalty due under Section 6.4 due and payable.

               6.11 Sale of Assets. In the event that CyberMedia sells the Assets to a third party, prior to March 30, 1999, then CyberMedia shall pay any unpaid portion of the minimum royalty under Section 6.4 within thirty (30) days of such event.

        7.     Indemnity.

               7.1 Luckman Indemnity. Luckman agrees to indemnify CyberMedia and hold it harmless with respect to any liabilities, losses, damages, costs or expenses (including reasonable legal fees and expenses) incurred by CyberMedia or by any of its subsidiaries or by any successor of any of them, directly or indirectly, to the extent that such liabilities, losses, damages or expenses, are occasioned by, caused by or arise out of (all such following events collectively referred to hereinafter as "Indemnity Events"):

                        7.1.1 Any breach by Luckman of this Agreement;

                        7.1.2 Any inaccuracy in or breach of any of the representations or warranties or failure to perform any of the covenants made by Luckman in this Agreement, or any certificate, exhibit, instrument or other document delivered pursuant to this Agreement;

                        7.1.3 Any and all actions brought by any current or former shareholder or employee of Luckman, or MicroHelp against CyberMedia which arise out of or relate to this Agreement or any exhibit, instrument or other document or the transactions contemplated hereby;and

                        7.1.4 Any debts, claims, liabilities, or obligations of Luckman, including but not limited to, any of the foregoing relating to the sale, license, distribution or other transfer or the development or other exploitation of any version of the Software or the Assets.

               7.2 Assertion of Claims. If CyberMedia shall have any claim of indemnification pursuant to Section 7.1 hereof, it shall give written notice thereof to Luckman, including a brief description of the facts upon which such claim is based and the amount thereof.

               7.3 Claims Against CyberMedia. CyberMedia shall control the defense, settlement or other disposition of any such claim for which indemnification may be sought, and all parties to this Agreement will cooperate with CyberMedia in any such defense, including, without limitation, by revealing all information pertinent thereto within their control and by testifying for and on behalf of CyberMedia. CyberMedia shall have the right, but not the obligation, to compromise or settle any such claim, after consultation with Luckman.

               7.4 General Indemnity. Luckman agrees to indemnify CyberMedia and hold it harmless with respect to any liabilities, losses, damages, costs or expenses (including reasonable legal fees and expenses) incurred by CyberMedia or by any of its subsidiaries or by any successor of any of them, directly or indirectly, to the extent that such liabilities, losses, damages or expenses, are occasioned by or arise out of any action, suit, proceeding or investigation in connection with the Assets, including without limitation any claim by the former shareholders or employees of MicroHelp, any current or former shareholders or employees of Luckman, Maximized Software, Inc., Yorkton Securities Inc., Merrill Lynch Business Financial Services, Kenneth J. Spreitzer or Microtech Marketing Services, Inc.

        8.     Luckman's Post-Effective Date Covenants.

               8.1 Access. Luckman shall afford to CyberMedia full access during normal business hours to all of Luckman's books and records and shall furnish to CyberMedia all information concerning Luckman's business, properties and personnel which relates to the Assets, as CyberMedia may reasonably request.

               8.2 Further Assurances. Luckman shall execute, acknowledge and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer, consistent with the terms of this Agreement, reasonably requested by CyberMedia or its counsel and shall take any other action, consistent with the terms of this Agreement, that may be reasonably requested by CyberMedia or its counsel for the purpose of assigning, transferring, granting, conveying, and confirming to CyberMedia or reducing to possession, any or all of the Assets.

               8.3 Use of Corporate and Trade Name. Luckman agrees that from and after the Effective Date they shall not use the names and marks "UnInstaller," "MicroHelp UnInstaller"or any similar name as a corporate or trade name, nor will they use such names or similar names with respect to any product or service sold offered by Luckman. Luckman hereby grants to CyberMedia a worldwide, perpetual, exclusive and fully paid-up license to use the name and mark "MicroHelp UnInstaller" in connection with the reproduction, marketing and distribution of the Software. In the event that CyberMedia abandons use of such name and mark, then the rights granted under the immediately preceding sentence shall immediately terminate.

               8.4 Cooperation. Luckman shall not voluntarily undertake any course of action inconsistent with the satisfaction of its obligations or agreements set forth in this Agreement and shall promptly do such acts and take all such measures as may be appropriate to enable CyberMedia to perform as early as practicable the obligations provided in this Agreement to be performed by CyberMedia.

        9. Noncompetition Covenants. Luckman agrees that without the written consent of CyberMedia, it will not at any time following the Effective Date and continuing for so long thereafter as Luckman has the right to receive payments hereunder, directly or indirectly engage in, or have any interest in any person, firm, corporation, or business (whether as an employee, officer, director, agent, security holder, creditor, consultant or otherwise) that engages in any competitive activity which is the same as, substantially similar to, or competitive with the Assets so long as CyberMedia (or any successor to CyberMedia), shall engage in such activity. As used herein, the term "competitive activity" shall include any service or computer program, whether delivered over tangible media or the Internet or other network, the principal feature of which is to move or remove desktop applications and related files so as to enhance the performance of a computing device. The parties intend that the covenant contained in this Section shall be construed as a series of separate covenants, and if, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed and included in this Section, then that unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced. Nothing herein shall prevent Luckman from developing, manufacturing, selling, licensing, distributing or otherwise exploiting a computer program for managing Internet applications (as opposed to desktop applications), incidental features of which are the clean-up of duplicative files and browser cache clean-up.


        10.    Confidentiality.

               10.1 Condition of Confidentiality. Each of the parties hereto and their respective representatives will hold in confidence any data and information obtained with respect to any other party, or the business of any other party, from any representative, officer, director or employee of such party, or from any books or records of such party in connection with this Agreement or the transactions contemplated by this Agreement, and shall not use such data and information or disclose the same to others, except if such data or information is published or is a matter of public knowledge or is required by any applicable law or regulation to be disclosed. Following the Effective Date, to the maximum extent permitted by applicable law, the confidential information relating to the Assets shall at all times be and remain the sole and exclusive property of CyberMedia, and Luckman agrees to observe confidentiality with regard to same and to insure that its employees and shareholders do the same. It is understood and agreed that any party's remedies at law for a breach by another party of its obligations under this Section will be inadequate and that the non-breaching party shall, in the event of any such breach, be entitled to equitable relief (including without limitation, injunctive relief and specific performance) in addition to all other remedies provided under this Agreement or available to the non-breaching party at law. The obligations and rights of the parties under this Section shall survive any expiration or termination of this Agreement for any reason whatsoever. If this Agreement is terminated for any reason, all written data and information obtained by any of the parties hereto from any other party in this matter shall be returned to the relevant party and each party agrees to use all reasonable efforts to keep confidential any information obtained by it in this matter unless and until such information is ascertainable from public or published information or trade sources or is otherwise a matter of public knowledge.

               10.2 Developments Projects. Notwithstanding Section 10.1 hereof, Luckman and the Shareholder, on the one hand, and CyberMedia, on the other hand, acknowledge that each may now or hereafter own or develop products or technology which may be similar to some of the confidential information of the other, including but not limited to, technical information of the other. Each of the parties hereto acknowledges that nothing contained in this Section 9 shall be construed as limiting any party's current of future development projects so long as such does not result in a breach of Sections 9 or 10.1.

        11.    Miscellaneous.

               11.1 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California. Any action or proceeding brought by either party against the other arising out of or related to this Agreement shall be brought only in a state or federal court of competent jurisdiction located in San Francisco, California, and the parties hereby consent to the in personam jurisdiction of said courts.

               11.2 Entire Agreement; Amendment. This Agreement, the Exhibits and Schedules attached thereto and hereby incorporated herein, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersedes and revokes all other previous discussions, understandings and agreements, whether oral or written, between the parties with regard to the subject matter hereto. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Luckman and CyberMedia.

               11.3 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of that party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of a party of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise, afforded to the parties hereunder shall be cumulative and not alternative.

               11.4 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be effective upon hand delivery by messenger or upon receipt by facsimile with a confirming copy sent by first-class mail, postage prepaid, or five (5) days after deposit in the U.S. postal system by certified or registered mail, return receipt requested, postage prepaid:

               If to CyberMedia:

               CyberMedia, Inc.
               3000 Ocean Park Blvd., Suite 2001
               Santa Monica, California 90405
               Attention: Unni Warrier

               With a copy to:

               Henry V. Barry
               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, California  94304

               If to Luckman:

               Luckman Interactive, Inc.
               1055 West Seventh Street
               Los Angeles, California 90017
               Attention: Mark Green and Brent Luckman

or at such other address as the relevant party shall furnish to the other parties in writing.

               11.5 Attorneys' Fees. In any action brought to construe or enforce this Agreement, the party who substantially prevails shall receive in addition to any other remedy to which it may be entitled compensation for all expenses incurred in pursuing such action, including, but not limited to, reasonable attorneys' fees, expert witness fees and costs.

               11.6 Expenses. Each party shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

               11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable and all of which together shall constitute one instrument.

               11.8 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               11.9 Titles and Headings. The titles and headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this

Agreement.

               11.10 Assignment. Luckman shall not assign this Agreement without the prior written consent of CyberMedia. Such consent may be withheld in CyberMedia's sole discretion. The assignment of Luckman's rights under this Agreement to Line, Inc., a Delaware corporation and wholly-owned subsidiary of Luckman, is hereby approved. Luckman shall continue to be obligated under this Agreement provided CyberMedia permits any assignment hereunder.

               11.11 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the affiliates, subsidiaries, successors and assigns of the parties hereto.

               11.12 Survival of Representations and Warranties. In addition to the provisions of this Agreement, all statements contained in any certificates, exhibits, instruments or other documents delivered by any party pursuant to the provisions of this Agreement shall be deemed to be representations and warranties by such party. The representations and warranties of the parties shall survive the Effective Date.

               11.13 Rights of Third Parties. Nothing contained in this Agreement, express or implied, shall be deemed to confer any rights or remedies upon, nor obligate any of the parties hereto, to any person or entity other than such parties, unless so stated to the contrary.

               IN WITNESS WHEREOF, the parties below have executed this Agreement as of the date first above written.

LUCKMAN INTERACTIVE, INC.


By:    /s/ MARK GREEN
   -------------------------------------------
Name:      Mark Green
     -----------------------------------------
Title:           President
      ----------------------------------------

CYBERMEDIA, INC.


By:    /s/ UNNI WARRIER
   -------------------------------------------
Name:      Unni Warrier
     -----------------------------------------
Title:   President and Chief Executive Officer
      ----------------------------------------



                  [Signature Page to Asset Purchase Agreement]

                                    EXHIBIT A

         MINUTES OF THE BOARD OF DIRECTORS OF LUCKMAN INTERACTIVE, INC.

                     WAIVER OF NOTICE OF SPECIAL MEETING OF
                           THE BOARD OF DIRECTORS OF
                           Luckman Interactive, Inc.
                             A Delaware corporation

        WE, THE UNDERSIGNED, being all the members of the Board of Directors of Luckman Interactive, Inc., a corporation under the laws of the State of Delaware, do hereby waive notice of time, place and purpose of the special meeting of the Board of Directors of said Corporation, and do fix the 21st day of March 1997 at 4:30 p.m., as the time of a meeting.

        We hereby waive all the requirements of the statutes of the State of Delaware as to notice of said meeting and the publication thereof; and we consent to transaction at said meeting of such business as may properly come before the meeting.

Dated: March 21, 1997                           /s/ BRENT LUCKMAN
                                                --------------------------------
                                                Brent Luckman


                                                /s/ MARK GREEN
                                                --------------------------------
                                                Mark Green


                                                /s/ JOEL STEVENS
                                                --------------------------------
                                                Joel Stevens

                               MINUTES OF MEETING
                          OF THE BOARD OF DIRECTORS OF
                           LUCKMAN INTERACTIVE, INC.


CALL TO ORDER

        A meeting of the Board of Directors of Luckman Interactive, Inc., a Delaware corporation (the "Corporation"), was held at the offices of Luckman Interactive, Inc., 1055 W. Seventh Street, Los Angeles, California 90017, on the 21st day of March 1997 at 4:30 p.m.


ROLL CALL

        There were present at said meeting the following directors:

        Brent Luckman           Mark Green
        Joel Stevens
        (by telephone)

        Also Present:

        Mary-Felicia Apanius

                There being present a majority of the directors of the Corporation, it was determined that a Quorum for the transaction of business existed.

LICENSE OF UNINSTALLER TO CYBERMEDIA

        WHEREAS, the Chairman advised the meeting that negotiations had been conducted with Cybermedia, Inc. in furtherance of an asset sale of the Company's Uninstaller product line to Cybermedia. Cybermedia had proposed to acquire Uninstaller on the following terms: Aggregate payment of $8.4 million dollars with $3.9 million due at closing and $4.5 million due in installments over the next two years; payment of additional royalties based on a royalty payment schedule; and a grant to Luckman of warrants to purchase 150,000 shares of Cybermedia common stock at market price with Cybermedia's commitment to register the warrants within a stated period after closing; Cybermedia and Luckman would both have the rights to use of the Uninstaller customer list subject to both parties mutual commitment to update the list for each other's benefit; assignment of the license agreement between INSO Chicago Corporation and Microhelp to Cybermedia and Luckman would retain the source code and the right to develop and market Internet version of Uninstaller.

                WHEREAS, the Chairman stated that it is necessary to pass a resolution accepting the proposal of Cybermedia, Inc. to license Uninstaller,

                After discussion, upon motion duly made, seconded and unanimously carried, it was:

                RESOLVED, that it is in the best interests of the Corporation that the Corporation enter into an agreement with Cybermedia, Inc. on the general terms as described by the Chairman; and

                FURTHER RESOLVED, that the officers of the Corporation be hereby authorized to negotiate the specific terms of an appropriate agreement.

GRANT OF WARRANTS TO PURCHASE STOCK

                WHEREAS, the Chairman advised the meeting that the Board of Directors has determined that it is in the best interest of the Corporation to grant warrants to purchase shares of the Corporation's common stock to Diameter Holdings, Ltd. and Dr. Kurt Wagner. It was noted that Diameter Holdings and Dr. Wagner rendered valuable services and support to the Corporation and assisted the Corporation in attending the Spring Internet World trade show. The Chairman proposed that warrants to purchase shares be granted as set forth below:

                Name                    Warrants       Exercise Price
                ----                    --------       --------------

                Diameter Holdings       10,000          $1.00
                Dr. Kurt Wagner          5,000          $1.00


                After discussion, upon motion duly made, seconded and unanimously carried, it was:

                RESOLVED, that warrants to purchase 10,000 shares and 5,000 shares of the Corporation's common stock at $1.00 per share are hereby granted to Diameter Holdings, Ltd. and Dr. Kurt Wagner, respectively. Such warrants shall be immediately vested.

                The undersigned, Secretary of the Corporation, hereby certifies that the foregoing are the resolutions adopted by the Board of Directors at a meeting held pursuant to waiver of notice, all Directors being present, on March 21, 1997

                                                /s/ MARY-FELICIA APANIUS
Dated:  21 March 1997                           -------------------------------
                                                Mary-Felicia Apanius
                                                Assistant Secretary

                                    EXHIBIT B

                                  THE SOFTWARE


MICROHELP UNINSTALLER, THE SOURCE CODE AND OBJECT CODE THEREFORE AND ALL RELATED TECHNICAL AND USER DOCUMENTATION, ALL VERSIONS THEREOF, INCLUDING WITHOUT LIMITATION VERSIONS 3.0, 3.5 AND 4.0, AND ANY INTERMEDIATE RELEASES RELATED THERETO AND ALL TRANSLATIONS THEREOF, INCLUDING WITHOUT LIMITATION THE JAPANESE, GERMAN, ITALIAN, AND SPANISH TRANSLATIONS OF THE FOREGOING.

                                    EXHIBIT C

                                     ASSETS


        Intellectual Property. Schedule C-1 sets forth a list of all Intellectual Property Rights of Luckman to be transferred to CyberMedia. Such schedule shall be updated as of the Effective Date.

        Property. Schedule C-2 sets forth a list of all tangible and incidental assets of Luckman to be transferred to CyberMedia. Such schedule shall be updated as of the Effective Date.

        Other Assets. Schedule C-3 sets forth a list of all other assets of Luckman to be transferred to CyberMedia. Such schedule shall be updated as of the Effective Date.

                                  SCHEDULE C-1

                          INTELLECTUAL PROPERTY RIGHTS


        All Intellectual Property Rights in and to the Assets, including the Software and Documentation (as defined in Schedule C-2), including all prior, current and future versions, all derivative works and all translations thereof.

        All trademarks and trade names of Luckman used in connection with the Software, including but not limited to "UNINSTALLER". CyberMedia may use the name and mark "MicroHelp UnInstaller" in connection with the reproduction, marketing and distribution of the Software as provided in Section 7.3 of the Agreement.

        Without limiting the foregoing, the following Intellectual property Rights of Luckman are transferred to CyberMedia:

        Trademarks

        "UNINSTALLER" -- Assignment filed in Cobb County, Georgia by Ken Spreitzer dba Maximized Software to MicroHelp, Inc. as of May 29, 1992; application filed with the United States Patent and Trademark Office but refused as of January 18, 1995.

        "REMEMBER, IT'S A JUNGLE IN THERE" -- United States Patent and Trademark Office Registration No. 1,957,984; Registered February 20, 1996.

        "SMARTLINKS" -- Common law trademark claimed; no intent to use application filed.

        "HEY, EVERYONE CAN USE A LITTLE HELP" -- Common law trademark claimed; no intent to use application filed.

        Copyrights

        Common law copyright claimed in all software assets.

        Patents

        None.

                                  SCHEDULE C-2

                                    PROPERTY


        Incidental Property:

        1.     The master copies of the Software and all versions thereof.

        2. All tangible embodiments of the source code for the Software (the "Source Code"). For the purposes of this Agreement the Source Code shall be interpreted as commonly understood in the computer software industry. Without limiting the generality of the foregoing, the Source Code shall include the human readable form of the object code of the Software and the related system documentation, including all comments and any procedural code, notes on the software architecture, computer program listings and other computer program documentation.

        3. All documentation relating to the Software, including, but not limited to the following (collectively, the "Documentation"): (i) user, quality assurance, technical support, marketing and training documentation and all camera-ready text and artwork relating to same; (ii) all materials useful for design and understanding of the Software (such as logic manuals, flow charts, and principals of operation); and (iii) all machine-readable text or graphic files subject to display relating to the foregoing.

        Tangible Property:

        1. A copy, in machine readable form, of the customer list relating to the Software. The parties agree that for the purposes of this Agreement the customer list shall be valued at **. Luckman shall have the right to retain one copy of such list, but agrees that it will not use such list in any manner that is competitive with the business of CyberMedia relating to the Assets, including without limitation by contacting customers from such list for the purpose of selling such customers any product that is competitive with any portion of the Assets.

                                  SCHEDULE C-3

                           OTHER ASSETS AND CONTRACTS


1. All of the rights, but not the liabilities, associated with the following agreements:

        (a) Subject to Section 1.3 of the Agreement, Software License Agreement between MicroHelp, Inc. and Western Digital Corporation dated August 16, 1996.

        (b) Agreement between MicroHelp, Inc. and Iomega Corporation dated January 17, 1995, as amended by an Amendment dated December 29, 1995.

        (c) Software License Agreement between MicroHelp and Powerquest Software dated September 8, 1996, as amended by an Addendum dated September 8, 1996.

        (d) Republishing and Distribution Agreement between Luckman Interactive, Inc. and Marubeni Corporation dated March 4, 1997.

        (e) Computer Software License Agreement dated October 11, 1995 between MicroHelp, Inc. and INSO Corporation, as amended by Amendment I dated July 29, 1996.

        (f) Subject to Section 4 of the Agreement, License Agreement between Ken Spreitzer dba Maximized Software and MicroHelp, Inc. dated May 29, 1992 for UnInstaller and Quick WIN.INI Cleaner, as amended by an Amendment dated April 1, 1993, and by two Amendments dated December 3, 1993.

        (g) Computer Software License Agreement dated November 10, 1994 between Systems Compatibility Corporation and MicroHelp, Inc., as amended by an Amendment dated January 10, 1995 and by an Amendment dated February 9, 1995.

        (h) Distributor Agreement dated December 11, 1995 between Merisel Americas, Inc. and MicroHelp, Inc.

        (i) Distribution Agreement dated April 5, 1994 between Ingram Micro, Inc. and MicroHelp, Inc. as amended by Letter Agreement dated May 17, 1995.

        (j) Software Distribution Agreement dated March 4, 1996 between Tech Data Corporation and MicroHelp, Inc.

        (k) Letter Agreement dated April 9, 1996 between GT Interactive Software Corp. and MicroHelp, Inc.

2. All of the rights, but not the liabilities, associated with all customer contracts for the Software prior to the date hereof.

3. Luckman hereby assigns all rights, title and interest in and to any causes of action that Luckman may have related to the Assets including without limitation any claims against any former shareholders or employees of MicroHelp, Inc.

4. Purchase orders for all inventory currently in the possession of Warner Media fulfillment house, not to exceed a purchase order for ** units of version
3.5 of the Software at ** per unit and a purchase order for ** units of version
4.0 of the Software at ** per unit.

                                    EXHIBIT D

                             SCHEDULE OF EXCEPTIONS

Section 2.4:  Liens and Encumbrances

Factoring Agreement dated November 8, 1996 between Silicon Valley Financial Services (a division of Silicon Valley Bank) and Luckman Interactive, Inc.

WCMA Note, Loan and Security Agreement No. 701-07304 dated July 19, 1996 between Merrill Lynch Business Financial Services, Inc. and MicroHelp, Inc.

General Security Agreement dated November 18, 1996 between Willie Gault and Luckman Interactive, Inc.


Section 2.8:  Pending or Threatened Litigation

Maximized Software, Inc. v. MicroHelp, Inc. Case No. 1 96-CV-1052-CC - United States District Court for the Northern District of Georgia, Atlanta Divisions.

Microtech Marketing Services, Inc. v. MicroHelp, Inc., Luckman Interactive, Inc. et al. Case No. 774940 - Orange County Superior Court.

                                    EXHIBIT E

                                  BILL OF SALE

        Pursuant to the Asset Purchase Agreement between Luckman Interactive, Inc. a Delaware corporation ("Luckman") and CyberMedia, Inc., a Delaware corporation ("CyberMedia"), dated April __, 1997 (the "Agreement"), Luckman for good and valuable consideration, receipt of which is hereby acknowledged, does hereby transfer, convey, sell, assign and deliver to CyberMedia and CyberMedia's successors and assigns good, valid and marketable title to all of the Assets, as such term is defined in Section 1.1 of the Agreement, free and clear of any and all mortgages, pledges, leases, licenses, charges, liens and encumbrances, unless otherwise stated on Exhibit D to the Agreement.

        IN WITNESS WHEREOF, Luckman has caused this Bill of Sale to be duly executed as of April __, 1997.



                                   LUCKMAN INTERACTIVE, INC.



                                   By:
                                      -----------------------------------
                                           Mark Green, President

                                    EXHIBIT F

                             ASSIGNMENT OF COPYRIGHT


        WHEREAS, Luckman Interactive, Inc., a Delaware corporation, (hereinafter "Assignor"), and CyberMedia, Inc., a Delaware corporation, (hereinafter "Assignee") are parties to that certain Asset Purchase Agreement dated as of April __, 1997 (the "Agreement") pursuant to which Assignor sold, conveyed, transferred, assigned and delivered to Assignee all right, title and interest in and to certain intellectual property, including all patent, copyright, trademark and other intellectual property rights therein together with the business associated therewith.

        NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, Assignor hereby transfers, conveys and assigns to Assignee all right, title and interest whatsoever, throughout the world, in and under the copyrights on the works identified on Exhibit B to the Agreement, including without limitation that certain computer software program known as "MicroHelp Uninstall," to have and to hold the same, unto Assignee, its successors and assigns, for the full duration of all such rights, and any renewals and extensions thereof.

        Assignor further transfers, conveys and assigns unto Assignee the entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the copyrights herein assigned.

        This Assignment is made pursuant to and is subject to all the terms of the Agreement.

        IN WITNESS WHEREOF, Luckman Interactive, Inc. and CyberMedia, Inc. have each caused this instrument to be signed in its name by its duly authorized officer to be effective as of the ___ day of April, 1997.


                                 LUCKMAN INTERACTIVE, INC.

                                 By:
                                    --------------------------------------
                                        Mark Green
                                        President


                                 CYBERMEDIA, INC.

                                 By:
                                    --------------------------------------
                                        Unni Warrier
                                        President

                                    EXHIBIT G

                                 FORM OF WARRANT

                          COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.


                                                          VOID AFTER MAY 1, 1999

                                CYBERMEDIA, INC.

                  WARRANT TO PURCHASE ** SHARES OF COMMON STOCK

                               _________________

        THIS CERTIFIES THAT, for value received, Luckman Interactive, Inc. (the "HOLDER") is entitled to subscribe for and purchase from CyberMedia, Inc., a Delaware corporation (the "COMPANY"), ** shares (as adjusted pursuant to Section 3 hereof) of the fully paid and nonassessable Common Stock, $0.01 par value (the "SHARES"), of the Company at the price of ** per share (the "EXERCISE PRICE") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

        This Warrant is subject to the following terms and conditions:

        1.      Method of Exercise; Payment.

                (a) Exercise. Subject to subsection (c) below, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, from time to time by the surrender of this Warrant (with the notice of exercise form (the "NOTICE OF EXERCISE") attached hereto as

Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

                (b) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

                (c) Vesting. Notwithstanding anything to the contrary set forth herein, this Warrant may be exercised only as set forth in this subsection
(c). In the event that, at any time during the period commencing on the date hereof and ending on the date that is six (6) months from the date hereof, the Company receives a claim that it, in its reasonable discretion, believes to be material to its full enjoyment of its rights under that certain Asset Purchase Agreement related to the purchase of certain assets of Holder between the parties dated of even date herewith (a "Claim"), the Company will notify Holder thereof. From and after the date of such notice, this Warrant shall not be exercisable until such time as either such claim has been fully withdrawn or such claim has been resolved in the Company's favor. No such claim or notice shall act to extend the term of this Warrant, which shall expire on May 1, 1999. In the event that Holder exercises its right to purchase any of the Shares during the period commencing on the date hereof and ending on the date that is six (6) months from the date hereof, then in such event Holder shall not sell, transfer, pledge, grant a security interest in or otherwise encumber the Shares prior to the date that is six months from the date hereof. In the event that there is a Claim during such six (6) month period, then the Company will have the right, but not the obligation, to purchase the Shares from Holder at the exercise price set forth in this Warrant. If the Company so purchases the Shares and the Claim has been fully withdrawn or resolved in the Company's favor, then Holder will have the right to repurchase the Shares at such price.

        2. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        3. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 12 hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                (a) Reclassification, Consolidation or Merger. In case of any reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this subsection (a), subject to Section 12 hereof, shall similarly apply to successive reclassifications, consolidations, mergers, and the sale of all or substantially all of the Company's assets.

                (b) Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

        4.      Notices.

                (a) Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with Section 3 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

                (b) Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

        5. Transfer of Warrant. Except in accordance with the conditions contained in Section 6 hereof, this Warrant and all rights hereunder are not transferable. In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Exhibit B).

        6.      Condition of Exercise or Transfer of Warrant.

                (a) Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise or transfer of this Warrant that the Company shall have received, at the time of such exercise or transfer, a representation in writing from the recipient or transferee in the form attached hereto as Exhibit A-1 or Exhibit B-1, respectively, that the Shares being issued upon exercise, or this Warrant (or portion hereof) transferred, as the case may be, are being acquired for investment and not with a view to any sale or distribution thereof.

                (b) It shall be a further condition to any transfer of this Warrant, or of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Act, that the Holder shall have given written notice to the Company which shall describe the manner and circumstances of the proposed transfer and be accompanied by a written opinion of Holder's legal counsel or a "no-action" letter reasonably satisfactory to the Company stating that such transfer is exempt from the registration and delivery requirements of the Act and applicable state securities laws.

                (c) Each certificate evidencing the Shares issued upon exercise of this Warrant, or transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall be stamped or imprinted with a legend substantially in the following form:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

        Subject to this Section 6, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

        7. Removal of Legend. Upon request of a holder of a certificate with the legend referred to in Section 6 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either an opinion of counsel or a "no-action" letter referred to in Section 6(b) of this agreement to the effect that any transfer by such holder of the shares evidenced by such certificate will not violate the Act and applicable state securities laws; provided, however, that the Company shall not be obligated to remove any such legends prior to the closing date of the Public Offering.

        8. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

        9. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

                (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

                (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, a true and complete copy of which has been delivered to the original Holder of this Warrant; and

                (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or Bylaws, as amended.

        10. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

                (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

                (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "CALIFORNIA LAW") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

                (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

                (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

        11. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        12. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable as of 5:00 p.m., California local time, on May 1, 1999.

        13.     Miscellaneous.

                (a) This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the State courts of the Counties of Santa Clara or San Francisco, California and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

                (b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

                (c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Shares issued or issuable upon the exercise hereof.

                (d) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                (e) The Company shall not, by amendment of its Certificate of Incorporation, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

                (g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

                (h) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

        Issued this 2nd day of April, 1997.

                                    CYBERMEDIA, INC.

                                    By:    ___________________________

                                    Name:  Unni Warrier

                                    Title: President and Chief Executive Officer




Acknowledged and Accepted:


---------------------------------
Luckman Interactive, Inc.


By:______________________
     Authorized signatory


                           [Signature Page to Warrant]

                                    EXHIBIT A
                               NOTICE OF EXERCISE

TO:     CyberMedia, Inc.
        3000 Ocean Park Blvd., Suite 2001
        Santa Monica, CA 90405
        Attention:  President

        1. The undersigned hereby elects to purchase shares of Common Stock of CyberMedia, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                             ---------------------------------
                                          (Name)

                             ---------------------------------

                             ---------------------------------
                                         (Address)

        3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.


                                                --------------------------------
                                                       (Signature and Date)

                                                Title: _________________________

                                   EXHIBIT A-1

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER  :   Luckman Interactive, Inc.

SELLER     :   CyberMedia, Inc.

COMPANY    :   CyberMedia, Inc.

SECURITY   :   COMMON STOCK ISSUED UPON EXERCISE OF THE COMMON STOCK PURCHASE
               WARRANT ISSUED ON APRIL 2, 1997

AMOUNT     :   __________ SHARES

DATE       :   ____________, 19__


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

        (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

        The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (e) I agree, in connection with any of the Company's underwritten public offerings of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

        (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                                 -------------------------------
                                                           (Signature)

                                                 By:____________________________

                                                 Title:_________________________

                                                 Date:________________, 19__

                                    EXHIBIT B

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)



        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ** shares of Common Stock of CyberMedia, Inc., to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of CyberMedia, Inc., with full power of substitution in the premises.

        Dated: ____________________



                                                --------------------------------
                                                (Signature must conform in all
                                                respects to name of Holder as
                                                specified on the face of the
                                                Warrant)



                                                --------------------------------
                                                            (Address)


Signed in the presence of:

----------------------------

                                   EXHIBIT B-1

                       INVESTMENT REPRESENTATION STATEMENT
                                  OF TRANSFEREE


PURCHASER  :

TRANSFEROR  :

COMPANY     :  CyberMedia, Inc.

SECURITY    :  COMMON STOCK PURCHASE WARRANT ORIGINALLY ISSUED ON APRIL 2, 1997

AMOUNT      :  __________ SHARES

DATE        :  ____________, 19__


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

        (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

        The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (e) I agree, in connection with any of the Company's underwritten public offerings of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

        (f) I further understand that in the event all of the applicable requirements of Rule 144 is not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                                 -------------------------------
                                                           (Signature)


                                                 By:____________________________

                                                 Title:_________________________

                                                 Date:________________, 19__

                                    EXHIBIT H

                    DISTRIBUTION AGREEMENTS TO BE TERMINATED


1) Republisher Agreement between MicroHelp, Inc. and AB Pro dated as of July 1, 1996.

2) Republishing Agreement between MicroHelp, Inc. and Questar dated as of March 1, 1996.

3) Republishing Agreement between MicroHelp, Inc. and MicroBasic GmbH dated as of March 1, 1996

4) Republishing Agreement between MicroHelp, Inc. and Roderick Manhattan Group, Limited dated as of March 15, 1996.

5) International Distribution Agreement between MicroHelp, Inc. and Power Reporting dated as of August 15, 1995.

6) Distribution Agreement between MicroHelp, Inc. and BFL Software dated as of September 19, 1996.

7) European Distribution Agreement between MicroHelp, Inc. and Convey A.S. dated as of May 20, 1996.

8) Any other distribution agreements between Luckman and other third parties to the extent they relate to the Assets.

                                    EXHIBIT I

                     FORMER SHAREHOLDERS OF MICROHELP, INC.

Mark E. Novisoff
Timothy B. O'Pry
Thomas Lynch
Janet Van Pelt

                                    EXHIBIT J

                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT is made as of April 2, 1997 by and between CyberMedia Inc., a Delaware corporation (the "Company") and Luckman Interactive, Inc. ("Holder").

                                    RECITALS

        WHEREAS, the Company and Holder are parties to that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of April 2, 1997; and

        WHEREAS, in connection with the Purchase Agreement, the Company is issuing to Holder a Warrant to purchase ** shares of the Company's Common Stock (the "Warrant").

        WHEREAS, the Company has agreed to grant to Holder certain registration rights with respect to the Registrable Securities, as defined below.

        NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

        1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

               "Commission" shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

               "Common Stock" shall mean shares of the Company's Common Stock.

               "Holder" shall mean Luckman Interactive, Inc.

               "Other Holders" shall mean holders of Company securities having received registration rights pursuant prior to the date hereof.

               "Registrable Securities" means (i) the Company's Common Stock,
(ii) the Common Stock issuable upon exercise of the Warrant (if such warrant is exercisable under Section 1(c) thereof) and (iii) any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization, or similar event. Shares of Common Stock shall only be treated as Registrable Securities if they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold or, in the opinion of counsel to the Company, are available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

               The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

               "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company (but not fees and disbursements of special counsel for Holder, if any, that is not also counsel for the Company), Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

               "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

               "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Holder.

        2.      REGISTRATION ON FORM S-3.

                (a) Request for Registration. If Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of all Holder's Registrable Securities within three months from the time Company is entitled to use Form S-3 to register the Registrable Securities for such an offering (the date on which such three month period ends, the "Registration Deadline"), the Company shall cause all of such Registrable Securities to be registered for the offering by the Registration Deadline on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. Nothing contained herein shall limit Company's ability to include any Registrable Securities of any Other Holder in any registration on Form S-3.

                (b) Limitations. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed sixty (60) days from the Registration Deadline.

        3.      EXPENSES OF REGISTRATION.

                (a) Registration Expenses. The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to
Section 2.

                (b) Selling Expenses. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and Other Holders shall be borne by the Holders and Other Holders pro rata on the basis of the number of shares so registered.

        4. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will:

                (a) keep Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof;

                (b) prepare and file with the Commission a registration statement and any amendments thereto with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the Registration Statement has been completed; and

                (c) furnish to the Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holder and the underwriters may reasonably request in order to facilitate the public offering of such securities.

        5.      INDEMNIFICATION.

                (a) By Company. The Company will indemnify Holder with respec t to which egistration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, or the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any rule or regulation promulgated under the Securities Act or the 1934 Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder, controlling person or underwriter and stated to be specifically for use therein. If the Holder is represented by counsel other than counsel for the Company, the Company will not be obligated under this
Section 5(a) to reimburse legal fees and expenses of more than one separate counsel for Holder.

                (b) By Holder. Holder will, if Registrable Securities held by Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each Other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Other Holders for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of Holder under this subsection (b) shall be limited in an amount equal to the public offering price of the shares sold by Holder, unless such registration liability arises out of or is based on willful conduct by Holder.

                (c) Procedures. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        6. INFORMATION BY HOLDER. Holder shall furnish to the Company such information regarding Holder as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

        7. RESTRICTIVE LEGEND. Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend substantially in the following form, in addition to any legend that may now or hereafter be required by the California Department of Corporations or any other state securities law or regulation:

                "THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON SALE, TRANSFER, AND HYPOTHECATION AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT BETWEEN THE ISSUER CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER CORPORATION AND WILL BE FURNISHED UPON REQUEST TO SUCH REGISTERED HOLDER."

        8.      MISCELLANEOUS.

                (a) Governing Law. This Agreement will be governed by and construed under the laws of California as applied to agreements among California residents entered into and to be performed entirely within California.

                (b) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

                (c) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegally invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and binding substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

                (d) Notices. All notices to Holder will be mailed by registered or certified mail to the addresses maintained in the Company's records for such Holders. Notices will be effective three (3) days after deposit in the U.S. Mail.

                (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                (f) Titles, Subtitles and Table of Contents. The titles, subtitles and table of contents used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                     COMPANY

                                     CYBERMEDIA, INC.


                                     By:
                                     Name:
                                     Title:


                                     HOLDER

                                     LUCKMAN INTERACTIVE, INC.


                                     By:______________________________________
                                     Name:
                                     Title:


                [Signature page to Registration Rights Agreement]

                          REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT is made as of April 2, 1997 by and between CyberMedia Inc., a Delaware corporation (the "Company") and Luckman Interactive, Inc. ("Holder").

                                    RECITALS

        WHEREAS, the Company and Holder are parties to that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of April 2, 1997; and

        WHEREAS, in connection with the Purchase Agreement, the Company is issuing to Holder a Warrant to purchase ** shares of the Company's Common Stock (the "Warrant").

        WHEREAS, the Company has agreed to grant to Holder certain registration rights with respect to the Registrable Securities, as defined below.

        NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

        1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

               "Commission" shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

               "Common Stock" shall mean shares of the Company's Common Stock.

               "Holder" shall mean Luckman Interactive, Inc.

               "Other Holders" shall mean holders of Company securities having received registration rights pursuant prior to the date hereof.

               "Registrable Securities" means (i) the Company's Common Stock,
(ii) the Common Stock issuable upon exercise of the Warrant (if such warrant is exercisable under Section 1(c) thereof) and (iii) any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization, or similar event. Shares of Common Stock shall only be treated as Registrable Securities if they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold or, in the opinion of counsel to the Company, are available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

               The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

               "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company (but not fees and disbursements of special counsel for Holder, if any, that is not also counsel for the Company), Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

               "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

               "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Holder.

        2.      REGISTRATION ON FORM S-3.

                (a) Request for Registration. If Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of all Holder's Registrable Securities within three months from the time Company is entitled to use Form S-3 to register the Registrable Securities for such an offering (the date on which such three month period ends, the "Registration Deadline"), the Company shall cause all of such Registrable Securities to be registered for the offering by the Registration Deadline on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. Nothing contained herein shall limit Company's ability to include any Registrable Securities of any Other Holder in any registration on Form S-3.

                (b) Limitations. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed sixty (60) days from the Registration Deadline.

        3.      EXPENSES OF REGISTRATION.

                (a) Registration Expenses. The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to
Section 2.

                (b) Selling Expenses. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and Other Holders shall be borne by the Holders and Other Holders pro rata on the basis of the number of shares so registered.

        4. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will:

                (a) keep Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof;

                (b) prepare and file with the Commission a registration statement and any amendments thereto with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the Registration Statement has been completed; and

                (c) furnish to the Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holder and the underwriters may reasonably request in order to facilitate the public offering of such securities.

        5.      INDEMNIFICATION.

                (a) By Company. The Company will indemnify Holder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, or the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any rule or regulation promulgated under the Securities Act or the 1934 Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder, controlling person or underwriter and stated to be specifically for use therein. If the Holder is represented by counsel other than counsel for the Company, the Company will not be obligated under this
Section 5(a) to reimburse legal fees and expenses of more than one separate counsel for Holder.

                (b) By Holder. Holder will, if Registrable Securities held by Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each Other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Other Holders for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of Holder under this subsection (b) shall be limited in an amount equal to the public offering price of the shares sold by Holder, unless such registration liability arises out of or is based on willful conduct by Holder.

                (c) Procedures. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        6. INFORMATION BY HOLDER Holder shall furnish to the Company such information regarding Holder as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

        7. RESTRICTIVE LEGEND. Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend substantially in the following form, in addition to any legend that may now or hereafter be required by the California Department of Corporations or any other state securities law or regulation:

                "THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON SALE, TRANSFER, AND HYPOTHECATION AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT BETWEEN THE ISSUER CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER CORPORATION AND WILL BE FURNISHED UPON REQUEST TO SUCH REGISTERED HOLDER."

        8.      MISCELLANEOUS.

                (a) Governing Law. This Agreement will be governed by and construed under the laws of California as applied to agreements among California residents entered into and to be performed entirely within California.

                (b) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

                (c) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegally invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and binding substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

                (d) Notices. All notices to Holder will be mailed by registered or certified mail to the addresses maintained in the Company's records for such Holders. Notices will be effective three (3) days after deposit in the U.S. Mail.

                (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                (f) Titles, Subtitles and Table of Contents. The titles, subtitles and table of contents used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                     COMPANY

                                     CYBERMEDIA, INC.


                                     By: /s/ UNNI WARRIER
                                     Name: Unni Warrier
                                     Title: President and
                                            Chief Executive Officer


                                     HOLDER

                                     LUCKMAN INTERACTIVE, INC.


                                     By: /s/ MARK GREEN
                                         --------------------------------------
                                     Name: Mark Green
                                     Title: President


                        [Signature page to Registration Rights Agreement]

                                                                        TAB 3


                         COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.


                                                          VOID AFTER MAY 1, 1999

                                CYBERMEDIA, INC.

                  WARRANT TO PURCHASE ** SHARES OF COMMON STOCK


        THIS CERTIFIES THAT, for value received, Luckman Interactive, Inc. (the "HOLDER") is entitled to subscribe for and purchase from CyberMedia, Inc., a Delaware corporation (the "COMPANY"), ** shares (as adjusted pursuant to Section 3 hereof) of the fully paid and nonassessable Common Stock, $0.01 par value (the "SHARES"), of the Company at the price of ** per share (the "EXERCISE PRICE") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

        This Warrant is subject to the following terms and conditions:

        1.      Method of Exercise; Payment.

                (a) Exercise. Subject to subsection (c) below, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, from time to time by the surrender of this Warrant (with the notice of exercise form (the "NOTICE OF EXERCISE") attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

                (b) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

                (c) Vesting. Notwithstanding anything to the contrary set forth herein, this Warrant may be exercised only as set forth in this subsection
(c). In the event that, at any time during the period commencing on the date hereof and ending on the date that is six (6) months from the date hereof, the Company receives a claim that it, in its reasonable discretion, believes to be material to its full enjoyment of its rights under that certain Asset Purchase Agreement related to the purchase of certain assets of Holder between the parties dated of even date herewith (a "Claim"), the Company will notify Holder thereof. From and after the date of such notice, this Warrant shall not be exercisable until such time as either such claim has been fully withdrawn or such claim has been resolved in the Company's favor. No such claim or notice shall act to extend the term of this Warrant, which shall expire on May 1, 1999. In the event that Holder exercises its right to purchase any of the Shares during the period commencing on the date hereof and ending on the date that is six (6) months from the date hereof, then in such event Holder shall not sell, transfer, pledge, grant a security interest in or otherwise encumber the Shares prior to the date that is six months from the date hereof. In the event that there is a Claim during such six (6) month period, then the Company will have the right, but not the obligation, to purchase the Shares from Holder at the exercise price set forth in this Warrant. If the Company so purchases the Shares and the Claim has been fully withdrawn or resolved in the Company's favor, then Holder will have the right to repurchase the Shares at such price.

        2. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        3. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 12 hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                (a) Reclassification, Consolidation or Merger. In case of any reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this subsection (a), subject to Section 12 hereof, shall similarly apply to successive reclassifications, consolidations, mergers, and the sale of all or substantially all of the Company's assets.

                (b) Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

        4.     Notices.

                (a) Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with Section 3 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

                (b) Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

        5. Transfer of Warrant. Except in accordance with the conditions contained in Section 6 hereof, this Warrant and all rights hereunder are not transferable. In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Exhibit B).

        6.      Condition of Exercise or Transfer of Warrant.

                (a) Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise or transfer of this Warrant that the Company shall have received, at the time of such exercise or transfer, a representation in writing from the recipient or transferee in the form attached hereto as Exhibit A-1 or Exhibit B-1, respectively, that the Shares being issued upon exercise, or this Warrant (or portion hereof) transferred, as the case may be, are being acquired for investment and not with a view to any sale or distribution thereof.

                (b) It shall be a further condition to any transfer of this Warrant, or of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Act, that the Holder shall have given written notice to the Company which shall describe the manner and circumstances of the proposed transfer and be accompanied by a written opinion of Holder's legal counsel or a "no-action" letter reasonably satisfactory to the Company stating that such transfer is exempt from the registration and delivery requirements of the Act and applicable state securities laws.

                (c) Each certificate evidencing the Shares issued upon exercise of this Warrant, or transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall be stamped or imprinted with a legend substantially in the following form:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN

        CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

        Subject to this Section 6, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

        7. Removal of Legend. Upon request of a holder of a certificate with the legend referred to in Section 6 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either an opinion of counsel or a "no-action" letter referred to in Section 6(b) of this agreement to the effect that any transfer by such holder of the shares evidenced by such certificate will not violate the Act and applicable state securities laws; provided, however, that the Company shall not be obligated to remove any such legends prior to the closing date of the Public Offering.

        8. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

        9. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

                (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

                (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, a true and complete copy of which has been delivered to the original Holder of this Warrant; and

                (d) The execution and delivery of this Warrant are not, and the issuance of the

Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or Bylaws, as amended.

        10. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

                (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

                (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "CALIFORNIA LAW") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

                (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

                (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

        11. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the

Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        12. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable as of 5:00 p.m., California local time, on May 1, 1999.

        13.     Miscellaneous.

                (a) This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the State courts of the Counties of Santa Clara or San Francisco, California and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

                (b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

                (c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Shares issued or issuable upon the exercise hereof.

                (d) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                (e) The Company shall not, by amendment of its Certificate of Incorporation, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

                (g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

                (h) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

        Issued this 2nd day of April, 1997.

                                    CYBERMEDIA, INC.

                                    By:  /s/  UNNI WARRIER
                                        ----------------------------
                                    Name:  Unni Warrier

                                    Title: President and Chief Executive Officer




Acknowledged and Accepted:


---------------------------------
Luckman Interactive, Inc.


By: /s/ MARK GREEN
    ---------------------------
    Authorized signatory


                           [Signature Page to Warrant]

                                    EXHIBIT A
                               NOTICE OF EXERCISE

TO:     CyberMedia, Inc.
        3000 Ocean Park Blvd., Suite 2001
        Santa Monica, CA 90405
        Attention:  President

        1. The undersigned hereby elects to purchase ______________ shares of Common Stock of CyberMedia, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                             ---------------------------------
                                         (Name)

                             ---------------------------------

                             ---------------------------------
                                        (Address)

        3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.


                                                --------------------------------
                                                       (Signature and Date)

                                                Title: _________________________

                                   EXHIBIT A-1

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER  :   Luckman Interactive, Inc.

SELLER     :   CyberMedia, Inc.

COMPANY    :   CyberMedia, Inc.

SECURITY   :   COMMON STOCK ISSUED UPON EXERCISE OF THE COMMON STOCK PURCHASE
               WARRANT ISSUED ON APRIL 2, 1997

AMOUNT     :   __________ SHARES

DATE       :   ____________, 19__


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

        (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

        The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (e) I agree, in connection with any of the Company's underwritten public offerings of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

        (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                                 -------------------------------
                                                           (Signature)

                                                 By:____________________________

                                                 Title:_________________________

                                                 Date:________________, 19__

                                    EXHIBIT B

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)



        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ** shares of Common Stock of CyberMedia, Inc., to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of CyberMedia, Inc., with full power of substitution in the premises.

        Dated: ____________________



                                                --------------------------------
                                                (Signature must conform in all
                                                respects to name of Holder as
                                                specified on the face of the
                                                Warrant)



                                                --------------------------------
                                                           (Address)


Signed in the presence of:

----------------------------

                                   EXHIBIT B-1

                       INVESTMENT REPRESENTATION STATEMENT
                                  OF TRANSFEREE


PURCHASER   :

TRANSFEROR  :

COMPANY     :  CyberMedia, Inc.

SECURITY    :  COMMON STOCK PURCHASE WARRANT ORIGINALLY ISSUED ON APRIL 2, 1997

AMOUNT      :  __________ SHARES

DATE        :  ____________, 19__


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

        (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

        The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (e) I agree, in connection with any of the Company's underwritten public offerings of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

        (f) I further understand that in the event all of the applicable requirements of Rule 144 is not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                                 -------------------------------
                                                           (Signature)

                                                 By:____________________________

                                                 Title:_________________________

                                                 Date:________________, 19__

                                                                        TAB 4

                                  BILL OF SALE


        Pursuant to the Asset Purchase Agreement between Luckman Interactive, Inc. a Delaware corporation ("Luckman"), and CyberMedia, Inc., a Delaware corporation ("CyberMedia"), dated April 2, 1997 (the "Agreement"), Luckman for good and valuable consideration, receipt of which is hereby acknowledged, does hereby transfer, convey, sell, assign and deliver to CyberMedia and CyberMedia's successors and assigns good, valid and marketable title to all of the Assets, as such term is defined in Section 1.1 of the Agreement, free and clear of any and all mortgages, pledges, leases, licenses, charges, liens and encumbrances, unless otherwise stated on Exhibit D to the Agreement.

        IN WITNESS WHEREOF, Luckman has caused this Bill of Sale to be duly executed as of April 2, 1997.



                                         LUCKMAN INTERACTIVE, INC.



                                         By: /s/ MARK GREEN
                                             ----------------------------------
                                                 Mark Green, President

                                                                           TAB 5

                             ASSIGNMENT OF COPYRIGHT


        WHEREAS, Luckman Interactive, Inc., a Delaware corporation, (hereinafter "Assignor"), and CyberMedia, Inc., a Delaware corporation, (hereinafter "Assignee") are parties to that certain Asset Purchase Agreement dated as of April 2, 1997 (the "Agreement") pursuant to which Assignor sold, conveyed, transferred, assigned and delivered to Assignee all right, title and interest in and to certain intellectual property, including all patent, copyright, trademark and other intellectual property rights therein together with the business associated therewith.

        NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, Assignor hereby transfers, conveys and assigns to Assignee all right, title and interest whatsoever, throughout the world, in and under the copyrights on the works identified on Exhibit B to the Agreement, including without limitation that certain computer software program known as "MicroHelp Uninstall," to have and to hold the same, unto Assignee, its successors and assigns, for the full duration of all such rights, and any renewals and extensions thereof.

        Assignor further transfers, conveys and assigns unto Assignee the entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the copyrights herein assigned.

        This Assignment is made pursuant to and is subject to all the terms of the Agreement.

        IN WITNESS WHEREOF, Luckman Interactive, Inc. and CyberMedia, Inc. have each caused this instrument to be signed in its name by its duly authorized officer to be effective as of the 2nd day of April, 1997.

                                      LUCKMAN INTERACTIVE, INC.

                                      By: /s/ MARK GREEN
                                          ------------------------------------
                                          Mark Green
                                          President


                                      CYBERMEDIA, INC.

                                      By: /s/ UNNI WARRIER
                                          ------------------------------------
                                          Unni Warrier
                                          President

                                                                           TAB 6

                            ASSIGNMENT OF TRADEMARKS


        WHEREAS, LUCKMAN INTERACTIVE, INC., a Delaware corporation, having an address at 1055 West 7th Street, Suite 2580, Los Angeles, California 90017 has adopted, used, is using or intends to use and is the owner of the following trademarks:

                    TRADEMARKS

  UNINSTALLER
  SMARTLINKS
  HEY, EVERYONE CAN USE A LITTLE HELP


        WHEREAS, LUCKMAN INTERACTIVE, INC. has adopted, used, is using or intends to use and is the owner of the following trademark with registration before the United States Patent and Trademark Office:

           TRADEMARK                  REG. NO.         DATE OF REGISTRATION
           ---------                  --------         --------------------

REMEMBER, IT'S A JUNGLE IN THERE     1,957,984           February 20, 1996


        WHEREAS, CYBERMEDIA, INC., a Delaware corporation, having its principal office at 3000 Ocean Park Blvd., Suite 2001, Santa Monica, California 90405 is desirous of acquiring the trademark and the registration.

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, LUCKMAN INTERACTIVE, INC., assigns to CYBERMEDIA, INC., all right, title and interest in the United States in and to the trademarks and the registration together with the goodwill of the business symbolized by the trademarks and the registration thereof.

        Dated: April 2, 1997



                                      LUCKMAN INTERACTIVE, INC.


                                      By: /s/ MARK GREEN
                                          ------------------------------------
                                          Mark Green
                                          President

                                                                           TAB 7

                              ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT was made and entered into this day of 2 April, 1997 by and among LUCKMAN INTERACTIVE, INC., a corporation duly organized and existing under the laws of the State of California, with its principal office at 1055 West 7th Street Suite 2580, Los Angeles, California, 90017 U.S.A. (hereinafter called the "ASSIGNOR"), CYBERMEDIA, INC., a corporation duly organized and existing under the laws of the State of California, with 3000 Ocean Park Blvd., Suite 2001, Santa Monica, California 90405 U.S.A. (hereinafter called "ASSIGNEE") and MARUBENI CORPORATION, a corporation duly organized and existing under the laws of Japan, with its principal office at 4-2 Ohtemachi, 1-chome Chiyoda-ku, Tokyo, 100-88 Japan (hereinafter called "MC"), and MARUBENI INTERNATIONAL ELECTRONICS CORPORATION, a corporation duly organized and existing under the laws of the State of California, U.S.A., with its principal office at 3285 Scott Blvd., Santa Clara, California 95054 U.S.A. (hereinafter called "MIE").

                                  WITNESSETH:

WHEREAS, the ASSIGNOR, MC, and MIE entered into a REPUBLISHING AND DISTRIBUTION AGREEMENT on March 4, 1997 (hereinafter called the "AGREEMENT") for PRODUCTS described in the AGREEMENT;

WHEREAS, the ASSIGNOR wishes to assign all its rights and obligations under the AGREEMENT to the ASSIGNEE, and the ASSIGNEE wishes to accept such assignment and assume all the ASSIGNOR's rights and obligations thereunder; and

WHEREAS, MC and MIE are willing to consent to such assignment, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

Article 1.      Assignment

1.1 The ASSIGNOR hereby assigns all its rights and obligations under the AGREEMENT, whether heretofore accrued or hereafter to accrue, to the ASSIGNEE as of the date hereof.

Article 2.      Acceptance of Assignment

2.1     The ASSIGNEE hereby accepts the assignment as per the foregoing Article
        1. and unconditionally and irrevocably undertakes to assume and perform all the obligations originally assumed by the ASSIGNOR under the AGREEMENT, whether heretofore accrued or hereafter to accrue, as of the date hereof strictly in accordance with the terms and conditions of the AGREEMENT as if the ASSIGNEE had originally been a party to the AGREEMENT.

Article 3.      Consent to Assignment

3.1 MC and MIE hereby consent to the assignment by the ASSIGNOR of its rights and obligations under the AGREEMENT as aforesaid.

Article 4.      Release and Information

4.1 As of the date hereof, the ASSIGNOR shall be released from all obligations, whether heretofore accrued or hereafter to accrue, originally assumed by it under the AGREEMENT, and the ASSIGNEE shall indemnify and hold the ASSIGNOR harmless from and against any loss, damage, expense, cost, claim, or liability which may be incurred by, or asserted against the ASSIGNOR as a result of any failure by the ASSIGNEE to perform any obligation under the AGREEMENT assumed by it hereunder.

ARTICLE 5.      INDEMNIFICATION

5.1

Notwithstanding the assignment by the ASSIGNOR of its rights and obligations under the AGREEMENT as aforesaid, the ASSIGNOR undertakes that the ASSIGNEE shall duly perform all of its obligations under the AGREEMENT following assignment. Further, the ASSIGNOR undertakes to indemnify and hold MC and MIE harmless from and against any loss, damage, expense, cost, claim or liability which MC and MIE may incur as a result of any failure by the ASSIGNEE to perform any of the obligations under the AGREEMENT assumed by it hereunder.

Article 5.      Expenses and Taxes

5.1 The ASSIGNEE shall pay, or reimburse the ASSIGNOR upon request, all expenses, taxes, fees, stamp duties and other costs or charges (including reasonable legal expenses to ensure the validity of this assignment as against any third party under the laws of the state of California) which may be incurred by the ASSIGNOR in connection with the preparation, execution and delivery of this ASSIGNMENT AGREEMENT and any other document or instrument contemplated hereby.

Article 6.      Governing Law

6.1 This ASSIGNMENT AGREEMENT shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this ASSIGNMENT AGREEMENT to be executed by their respective, duly authorized representatives in the day and year first above written.

LUCKMAN INTERACTIVE, INC.

/s/ MARK GREEN
----------------------------------
Mark Green
President


CYBERMEDIA, INC.

-----------------------------------
Name:
Title:


MARUBENI CORPORATION

-----------------------------------
Tetsuo Umezaki
General Manager,
Electronics Dept. (B260)


MARUBENI INTERNATIONAL ELECTRONICS CORPORATION

-----------------------------------
Hideaki Takagi
President & CEO

IN WITNESS WHEREOF, the parties hereto have caused this ASSIGNMENT AGREEMENT to be executed by their respective, duly authorized representatives in the day and year first above written.

LUCKMAN INTERACTIVE, INC.

/s/ MARK GREEN
----------------------------------
Mark Green
President


CYBERMEDIA, INC.

/s/ UNNI WARRIER
-----------------------------------
Name: Unni Warrier
Title: CEO


MARUBENI CORPORATION


-----------------------------------
Tetsuo Umezaki
General Manager,
Electronics Dept. (B260)


MARUBENI INTERNATIONAL ELECTRONICS CORPORATION

/s/ HIDEAKI TAKAGI
-----------------------------------
Hideaki Takagi
President & CEO

                              ASSIGNMENT AGREEMENT


The undersigned, INSO Chicago Corporation, d/b/a INSO Corporation ("INSO") and Cybermedia, Inc. hereby agree as follows:

        1. INSO hereby consents to the assignment of the agreement (the "Agreement") dated the 11th day of October 1995 and any amendments thereto, made with MicroHelp, Inc., by Luckman Interactive, Inc. (the successor to MicroHelp by virtue of merger as of November 18, 1996) ("Luckman") to Cybermedia, Inc.;

        2. INSO hereby acknowledges that Cybermedia, Inc. shall have the benefits and rights of, and be bound by the obligations contained in, the Agreement as if it were an original signatory thereto; and

        3. Cybermedia, Inc. hereby agrees to accept such assignment and to perform and discharge each of the obligations of Luckman under the Agreement in accordance with the terms thereof.


INSO Chicago Corporation d/b/a INSO Corporation

By: /s/ BRUCE G. HILL
   ---------------------------------
Title: Secretary and General Counsel
Date: 4/3/97

Cybermedia, Inc.

By: /s/ UNNI WARRIER
   ---------------------------------
Title: CEO
Date: 4/3/97

                                                                           TAB 8

                        [LUCKMAN INTERACTIVE, INC. LETTERHEAD]


                                  1 April 1997


Mr. Steven Duchen
Power Reporting
3rd Floor, NCN House
75 Church Street
Cape Town 8000, South Africa

        Re:  International Distribution Agreement/Power Reporting & Microhelp
             ----------------------------------------------------------------

Dear Mr. Duchen:

        This letter shall serve as notice that Power Reporting is in breach of the International Distribution Agreement entered into 15 August 1995, with Microhelp, Inc. (the "Agreement") as follows:

        - Failure to provide a business plan no later than 1 April as required by section 4.4(b); and

        - Failure to comply with the Microhelp Documentation and Information Procedures.

        Pursuant to section 4.1(c), Power Reporting has thirty days from the date hereof to cure such breach or the Agreement shall terminate effective 1 May 1997. In addition, if such breach is cured or if any court of competent jurisdiction determines that this notice of termination is ineffective, Power Reporting is hereby notified that pursuant to section 4.1(b) of the Agreement, this letter shall be deemed notice of termination effective one-hundred and eighty (180) days from the date of this letter.


                                        Very truly yours,


                                        /s/ MARY APANIUS
                                        ----------------------
                                        Mary-Felicia Apanius
                                        Corporate Counsel

                        [LUCKMAN INTERACTIVE, INC. LETTERHEAD]


                                  1 April 1997


BFL Software Limited
Gopalakrishna Complex, 45/3, Residency Road
Bangalore, 560 025 India
Attn: K. Mallikarjun

        Re:  Distribution Agreement/BFL Software & Microhelp
             -----------------------------------------------

Dear Mr. Mallikarjun:

        This letter shall serve as notice that BFL Software is in breach of the Distribution Agreement entered into 19 September 1996, with Microhelp, Inc. (the "Agreement") as follows:

        - Failure to provide a business plan no later than 1 April as required by section 3.6(b); and

        - Failure to comply with the Microhelp Documentation and Information Procedures.

        Pursuant to section 4.1(c), BFL Software has thirty days from the date hereof to cure such breach or the Agreement shall terminate effective 1 May 1997. In addition, if such breach is cured or if any court of competent jurisdiction determines that this notice of termination is ineffective, BFL Software is hereby notified that pursuant to section 4.1(b) of the Agreement, this letter shall be deemed notice of termination effective one-hundred and eighty (180) days from the date of this letter.


                                        Very truly yours,


                                        /s/ MARY APANIUS
                                        ----------------------
                                        Mary-Felicia Apanius
                                        Corporate Counsel

                        [LUCKMAN INTERACTIVE, INC. LETERHEAD]


                                  1 April 1997


Mr. Bertrand Michels
AB Pro
Parc Burospace 15
91572 Bievres Cedex
France

        Re:  Republishing Agreement/AB Pro & Microhelp
             -----------------------------------------

Dear Mr. Michels:

        This letter shall serve as notice that AB Pro is in breach of the Republishing Agreement entered into 1 July 1996 with Microhelp, Inc. (the "Agreement") as follows:

        - Failure to provide annual exclusive criteria and guidelines ninety days prior to the end of the term of the Agreement pursuant to section 4.6(d);

        - Failure to provide a business plan no later than 1 April as required by section 4.4(b); and

        - Failure to meet the minimum sales quotas set forth in Exhibit B as required pursuant to section 4.6(a).

        Pursuant to section 5.1(c), AB Pro has thirty days from the date hereof to cure such breach or the Agreement shall terminate effective 1 May 1997. In addition, if such breach is cured or if any court of competent jurisdiction determines that this notice of termination is ineffective, AB Pro is hereby notified that pursuant to section 5.1(b) of the Agreement, this letter shall be deemed notice of termination effective one-hundred and eighty
(180) days from the date of this letter.


                                        Very truly yours,


                                        /s/ MARY APANIUS
                                        ----------------------
                                        Mary-Felicia Apanius
                                        Corporate Counsel

                   [LUCKMAN INTERACTIVE, INC.(TM) LETTERHEAD]


                                 31 March 1997



Mr. Gunter Eibl
MicroBasic GmbH
Am Sommerfeld 11
D-85622 WeiBenfeld, Germany

        Re:     Republishing Agreement
                ----------------------
Dear Gunter:

        As we have notified you previously, MicroBasic is in breach of the Republishing Agreement for failure to pay royalties as agreed. We advised you that it was Luckman's intent to terminate the Agreement effective 26 March 1997 if payment in full was not made by that date and the breach cured. As we have not received payment as requested, Microbasic is hereby notified that the Agreement is terminated. Microbasic must immediately cease and desist from selling any Luckman/Microhelp products. All gold masters and translation materials must be returned to us together with the full payment of all amounts due. All finished product you have in inventory must be either returned or destroyed and a certificate of destruction provided to us.

        We will be announcing the appointment of our new distributor with notice to all dealers effective 1 April 1997.


                                        Very truly yours,


                                        /s/ MARY-FELICIA APANIUS
                                        -----------------------------------
                                        Mary-Felicia Apanius
                                        Corporate Counsel


cc: Ms. Annete Gold

                   [LUCKMAN INTERACTIVE, INC.(TM) LETTERHEAD]


                                 31 March 1997


Mr. Gunter Eibl
MicroBasic GmbH
Am Sommerfeld 11
D-85622 WeiBenfeld, Germany

        Re: Republishing Agreement
            ----------------------

Dear Gunter:

        Further to my letter of 27 March 1997, please be advised that if any court of competent jurisdiction determines that the termination of the Republishing Agreement made as of that date is ineffective, MicroBasic GmbH is herewith notified that pursuant to section 5.1(b) of the Republishing Agreement, this letter shall be deemed the notice of termination effective one-hundred and eighty (180) days from the date of this letter.


                                      Very truly yours,


                                      /s/ MARY-FELICIA APANIUS
                                      -----------------------------------
                                      Mary-Felicia Apanius
                                      Corporate Counsel

                   [LUCKMAN INTERACTIVE, INC.(TM) LETTERHEAD]


                                 31 March 1997


Mr. David Orban
Questar
Via Ghislandi, 61/B
24125 Bergamo, Italy

        Re: Republishing Agreement
            ----------------------

Dear David:

        Further to my letter of 27 March 1997, please be advised that if any court of competent jurisdiction determines that the termination of the Republishing Agreement made as of that date is ineffective, Questar is herewith notified that pursuant to section 5.1(b) of the Republishing Agreement, this letter shall be deemed the notice of termination effective one-hundred and eighty (180) days from the date of this letter.


                                      Very truly yours,


                                      /s/ MARY-FELICIA APANIUS
                                      -----------------------------------
                                      Mary-Felicia Apanius
                                      Corporate Counsel

                   [LUCKMAN INTERACTIVE, INC.(TM) LETTERHEAD]


                                 27 March 1997


Mr. David Orban
Questar
Via Ghislandi, 61/B
24125 Bergamo, Italy

        Re: Republishing Agreement
            ----------------------

Dear David:

        Thank you for your wire transfer. However, as we have notified you previously, Questar is in breach of the Republishing Agreement for failure to pay royalties in full as agreed. We advised you that it was Luckman's intent to terminate the Agreement effective 26 March 1997 if payment in full was not made by that date and the breach cured. As we have not received payment as requested, Questar is hereby notified that the Agreement is terminated. Questar must immediately cease and desist from selling any Luckman/Microhelp products. All gold masters and translation materials must be returned to us together with the full payment of all amounts due. All finished product in inventory must be either returned or destroyed and a certificate of destruction provided to us. We will be announcing the appointment of our new distributor with notice to all dealers effective 1 April 1997.

        Thank you for your anticipated cooperation.


                                      Very truly yours,


                                      /s/ MARY-FELICIA APANIUS
                                      -----------------------------------
                                      Mary-Felicia Apanius
                                      Corporate Counsel

                   [LUCKMAN INTERACTIVE, INC.(TM) LETTERHEAD]


                                 31 March 1997


Mr. Roger Barratt
Roderick Manhattan Group
123 Disraeli Road
London SW15 2DZ
U.K.

        Re: Republishing Agreement
            ----------------------

Dear Roger:

        Further to my letter of 27 March 1997, please be advised that if any court of competent jurisdiction determines that the termination of the Republishing Agreement made as of that date is ineffective, The Roderick Manhattan Group is herewith notified that pursuant to section 5.1(b) of the Republishing Agreement, this letter shall be deemed the notice of termination effective one-hundred and eighty (180) days from the date of this letter.


                                      Very truly yours,


                                      /s/ MARY-FELICIA APANIUS
                                      -----------------------------------
                                      Mary-Felicia Apanius
                                      Corporate Counsel

                   [LUCKMAN INTERACTIVE, INC.(TM) LETTERHEAD]


                                 27 March 1997


Mr. Roger Barratt
Roderick Manhattan Group
123 Disraeli Road
London SW15 2DZ
U.K.

        Re: Republishing Agreement
            ----------------------

Dear Roger:

        Thank you for the royalty reports although I do not understand why you were trying to fax them to Microhelp when we have repeatedly advised you that they are to be sent to the attention of Fred Rigaud and myself at Luckman. The Microhelp facility has been closed and Microhelp personnel are no longer associated with the Company. As requested, invoices will be sent to the attention of Justine Lockett.

        As we have notified you previously, the Roderick Manhattan Group is in breach of the Republishing Agreement for failure to pay royalties as agreed. The Agreement was terminated effective 11 March 1997 for this reason and you must cease and desist from selling any Luckman/Microhelp products. All gold masters must be returned to us immediately together with full payment of all amounts due without offsets for any returned product. You are correct the Global Internet inventory is separate from the Microhelp payment issue; as we previously notified you, we will arrange to have the inventory picked up from your facility.

        We will be announcing the appointment of our new distributor with notice to all dealers effective 1 April 1997.


                                      Very truly yours,


                                      /s/ MARY-FELICIA APANIUS
                                      -----------------------------------
                                      Mary-Felicia Apanius
                                      Corporate Counsel

                        [LUCKMAN INTERACTIVE, INC. LOGO]


                                  1 April 1997


Mr. Jan Yttereng
Convey A.S.
Kaptein Mitids vie 22
N-7002 Trondheim
Norway

        Re:  European Distribution Agreement/Convey A.S. & Microhelp
             -------------------------------------------------------

Dear Mr. Yttereng:

        This letter shall serve as notice that Convey A.S. is in breach of the European Distribution Agreement entered into 20 May 1996, with Microhelp, Inc. (the "Agreement") as follows:

        - Failure to provide a business plan no later than 1 April as required by section 3.6(b); and

        - Failure to comply with the Microhelp Documentation and Information Procedures.

        Pursuant to section 4.1(c), Convey A.S. has thirty days from the date hereof to cure such breach or the Agreement shall terminate effective 1 May 1997. In addition, if such breach is cured or if any court of competent jurisdiction determines that this notice of termination is ineffective, Convey A.S. is hereby notified that pursuant to section 4.1(b) of the Agreement, this letter shall be deemed notice of termination effective one-hundred and eighty
(180) days from the date of this letter.


                                        Very truly yours,


                                        /s/ MARY-FELICIA APANIUS
                                        ------------------------------------
                                        Mary-Felicia Apanius
                                        Corporate Counsel

                                                                           TAB 9

                                    RECEIPT


        The undersigned hereby acknowledges receipt of a warrant to purchase ** shares of Common Stock of Cybermedia at ** per share as described in the Asset Purchase Agreement by and between Luckman Interactive, Inc., a Delaware corporation and Cybermedia, Inc., a Delaware corporation, dated April 2, 1997.



Date:  April 2, 1997

LUCKMAN INTERACTIVE, INC.

By: /s/ MARK GREEN
   ----------------------------
    Mark Green
    President


Please return to:

Don Wade, Esq.
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, California 94304

                                                                         TAB 10

                           LUCKMAN INTERACTIVE, INC.

                                    RECEIPT



        In connection with the Asset Purchase Agreement dated April 2, 1997 by and between Luckman Interactive (the "Company") and Cybermedia, Inc., the Company hereby acknowledges receipt on the date set forth below at a wire transfer to the account of the Company in the aggregate amount of
**.


Dated:  April 2, 1997


                                   LUCKMAN INTERACTIVE, INC.



                                   By: /s/  MARK GREEN
                                       -----------------------------------
                                       Mark Green, President

                                                                         TAB 11


    1 of 1 BANKS REPORTED; 4 OF 5 ACCOUNTS REPORTED
BANK:  97 APR 3  03:38 PM PST
USER:  97 APR 3  03:38 PM PST


                                BANK OF AMERICA
                         WILSON SONSINI GOODRICH ROSATI
                             CURRENT DAY REPORTING
                             BAMTRAC DETAIL REPORT
                                  AS OF APR 3


***************BANK OF AMERICA NT&SA NORTH -- SAN FRANCISCO, CA****************

*** U.S. DOLLAR ***                              TRUST                   TRUST
1484300544                                LATEST UPDATE: APR 3  14:34 PST
+++++++++++++++++++++++++++++++++++ CREDITS +++++++++++++++++++++++++++++++++++



++++++++++++++++++++++++++++++++++++ DEBITS +++++++++++++++++++++++++++++++++++

                         * WIRES OUT--DOMESTIC (WOD) *

     **         REF # 970403MT590589GM                            VALUE:  APR 3
                WIRE RECEIPT TIME= 14:23
                CREDIT= BANK OF MONTREAL
                PAYMENT METHOD= CUSTOMER TRANSFER
                DETAILS OF PAYMENT:
                BNF= LUCKMAN INTERACTIVE
                ORG=WILSON, SONSINI, GOODRICH AND ROSATI ORG
                REF=NOREF  OBI=SUSAN KOWALSKYJ 416 867 7867
                BNF=/AC-4637697
                MTA #= 09329655
     **         FED REF # 9646                                    VALUE:  APR 3
                WIRE RECEIPT TIME= 14:23
                CREDIT= COMERICA BANK CALIFORNIA
                PAYMENT METHOD= FEDWIRE
                DETAILS OF PAYMENT:
                BNF= LUCKMAN INTERACTIVE
                ORG=WILSON SONSINI GOODRICH ROSATI ORG
                REF=NOREF  OBI=CONNIE MCCOY 818 587 5203 WILSON SONSINI

                BNF=/AC-8941006473
                MTA #= 09329646

     **         FED REF # 9647                                     VALUE:  APR 3
                WIRE RECEIPT TIME= 14:23
                CREDIT= SILICON VALLEY BANK
                PAYMENT METHOD= FEDWIRE
                DETAILS OF PAYMENT:
                BNF= LUCKMAN INTERACTIVE
                ORG=WILSON SONSINI GOODRICH ROSATI ORG
                REF=NOREF  OBI=WILSON SONSINI  BNF=/AC-01032585 70
                MTA #= 09329647
     **         FED REF # 9649                                    VALUE:  APR 3
                WIRE RECEIPT TIME= 14:23
                CREDIT= MELLON BANK NA          AA171
                PAYMENT METHOD= FEDWIRE
                DETAILS OF PAYMENT:
                BNF= MERRILL LYNCH
                ORG=WILSON SONSINI GOODRICH ROSATI ORG
                REF=NOREF  OBI=FFC TO MICROHELP INC ACCT NO 701 07 304
                WILSON SONSINI  BNF=/AC-1011730
                MTA #= 09329649
     **         FED REF # 9650                                    VALUE:  APR 3
                WIRE RECEIPT TIME= 14:32
                CREDIT= FIRST UNION NATIONAL BANK
                PAYMENT METHOD= FEDWIRE
                DETAILS OF PAYMENT:
                BNF= TIMOTHY B O PRY
                ORG=WILSON SONSINI GOODRICH ROSATI ORG
                REF=NOREF  OBI=MARY LARKE O STEEN 404 865 3025 WILSON
                SONSINI  BNF=AC-1020001497293
                MTA #= 09329650

                                                                         TAB 12

April 02, 1997


RE:  WARNER MEDIA UNINSTALLER 4.0 INVENTORY COUNT


There is currently approx. ** units of UnInstaller and Best of the Web/Luckman's Official World Wide Web Yellow Pages Bundle available.

There is currently approx. ** units of UnInstaller 4.0 single units available plus any overs that are uncompleted at this time.

(There is an expected return of UnInstaller 4.0 units from Distribution because of the expected bundle release. Therefore there will be available additional finished single units.)

There is approx. ** units of UnInstaller 3.0/3.5 available (approx. ** units on route of return) plus an additional ** units expected to be returned in the near future. Total of UnInstaller 3.0/3.5 available -- approx. ** units.

Invoice for PO 10081 for the build of UnInstaller 4.0 is ** to Warner
Media.

[V Tech Data LETTERHEAD]         Show this Purchase Order on all correspondence,
                                 invoices, shipping papers and packages


                                          WAREHOUSE # A1
                                          PURCHASE ORDER 769276
                                          P.O. DATE 03/11/97         PAGE 1 OF 1
PAYMENT TERMS  2%  15, NET 45             REFERENCE # 0
VENDOR NUMBER 55655                       PRD. MGR. 755 T. AYER X75590
=======================================   ======================================
             [ILLEGIBLE]                               SHIP TO
=======================================   ======================================
LUCKMAN INTERACTIVE                       TECH DATA CORP.
---------------------------------------   --------------------------------------
1055 WEST 7TH STREET                      8501 NW 17TH STREET
---------------------------------------   --------------------------------------
SUITE 2580
----------------------------------------  --------------------------------------

---------------------------------------   -------------------------------------
LOS ANGELES, CA 90017                     MIAMI, FL 33126
---------------------------------------   -------------------------------------
SHIP TERMS   OPEN ACCOUNT                 SHIP VIA   AS PER ROUTING GUIDE

                                          FOB POINT
=======================================   ======================================
             [NOT LEGIBLE]                              [ILLEGIBLE]
=======================================   ======================================

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------


===============================================================================
                                   [ILLEGIBLE]
===============================================================================
437684        UB-WN-10-FD       03/21/97       **         **                 **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 MOST          [ILLEGIBLE]
-------------------------------------------------------------------------------
 BEST OF THE WEB BUNDLE            EA          1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
437685          UNI4.0          03/21/97       **         **                 **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 W95          [ILLEGIBLE]
-------------------------------------------------------------------------------
  OFFICE DEPOT ONLY!!!!            EA           1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        [ILLEGIBLE]          **
TERMS: The terms and conditions on this form are an ----------------------- integral part of this purchase agreement and are the
final and complete agreement between the buyer and            [ILLEGIBLE]
the seller. No variation from these terms and
conditions as stated on this order, or from the         -----------------------
provisions of the Uniform Commercial Code, will           Authorized Signature
be acceptable without the prior written approval of the purchaser.

[V Tech Data LETTERHEAD]         Show this Purchase Order on all correspondence,
                                 invoices, shipping papers and packages


                                          WAREHOUSE # A2
                                          PURCHASE ORDER 769277
                                          P.O. DATE 03/11/97         PAGE 1 OF 1
PAYMENT TERMS  2%  15, NET 45             REFERENCE # 0
VENDOR NUMBER 55655                       PRD. MGR. 755 T. AYER X75590
=======================================   ======================================
             [ILLEGIBLE]                               SHIP TO
=======================================   ======================================
LUCKMAN INTERACTIVE                       TECH DATA CORP.
---------------------------------------   --------------------------------------
1055 WEST 7TH STREET                      1275 OAKBROOK DRIVE
---------------------------------------   --------------------------------------
SUITE 2580                                SUITE D
----------------------------------------  --------------------------------------

---------------------------------------   -------------------------------------
LOS ANGELES, CA 90017                     NORCROSS, GA 30093
---------------------------------------   -------------------------------------
SHIP TERMS   OPEN ACCOUNT                 SHIP VIA   AS PER ROUTING GUIDE

                                          FOB POINT
=======================================   ======================================
             [NOT LEGIBLE]                              [ILLEGIBLE]
=======================================   ======================================

---------------------------------------   -------------------------------------
RESENT CHECK FOR DUPLICAT
---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------


===============================================================================
                                   [ILLEGIBLE]
===============================================================================
437684        UB-WN-10-FD       03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 MOST          [ILLEGIBLE]
-------------------------------------------------------------------------------
 BEST OF THE WEB BUNDLE            EA          1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
437685          UNI4.0          03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5  W95          [ILLEGIBLE]
-------------------------------------------------------------------------------
  OFFICE DEPOT ONLY!!!!            EA           1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        [ILLEGIBLE]       **
TERMS: The terms and conditions on this form are an     -----------------------
integral part of this purchase agreement and are the
final and complete agreement between the buyer and            [ILLEGIBLE]
the seller. No variation from these terms and
conditions as stated on this order, or from the         -----------------------
provisions of the Uniform Commercial Code, will           Authorized Signature
be acceptable without the prior written approval of the purchaser.

[V Tech Data LETTERHEAD]         Show this Purchase Order on all correspondence,
                                 invoices, shipping papers and packages


                                          WAREHOUSE # A2
                                          PURCHASE ORDER 769277
                                          P.O. DATE 03/11/97         PAGE 1 OF 1
PAYMENT TERMS  2%  15, NET 45             REFERENCE # 0
VENDOR NUMBER 55655                       PRD. MGR. 755 T. AYER X75590
=======================================   ======================================
             [ILLEGIBLE]                               SHIP TO
=======================================   ======================================
LUCKMAN INTERACTIVE                       TECH DATA CORP.
---------------------------------------   --------------------------------------
1055 WEST 7TH STREET                      1275 OAKBROOK DRIVE
---------------------------------------   --------------------------------------
SUITE 2580                                SUITE D
----------------------------------------  --------------------------------------

---------------------------------------   -------------------------------------
LOS ANGELES, CA 90017                     NORCROSS, GA  30093
---------------------------------------   -------------------------------------
SHIP TERMS   OPEN ACCOUNT                 SHIP VIA   AS PER ROUTING GUIDE

                                          FOB POINT
=======================================   ======================================
             [NOT LEGIBLE]                              [ILLEGIBLE]
=======================================   ======================================

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------


===============================================================================
                                   [ILLEGIBLE]
===============================================================================
437684        UB-WN-10-FD       03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 MOST          [ILLEGIBLE]
-------------------------------------------------------------------------------
 BEST OF THE WEB BUNDLE            EA          1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
437685          UNI4.0          03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 W95           [ILLEGIBLE]
-------------------------------------------------------------------------------
  OFFICE DEPOT ONLY!!!!            EA           1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        [ILLEGIBLE]      **
TERMS: The terms and conditions on this form are an     -----------------------
integral part of this purchase agreement and are the
final and complete agreement between the buyer and            [ILLEGIBLE]
the seller. No variation from these terms and
conditions as stated on this order, or from the         -----------------------
provisions of the Uniform Commercial Code, will           Authorized Signature
be acceptable without the prior written approval of the purchaser.

[V Tech Data LETTERHEAD]         Show this Purchase Order on all correspondence,
                                 invoices, shipping papers and packages


                                          WAREHOUSE # A3
                                          PURCHASE ORDER 769278
                                          P.O. DATE 03/11/97         PAGE 1 OF 1
PAYMENT TERMS  2%  15, NET 45             REFERENCE # 0
VENDOR NUMBER 55655                       PRD. MGR. 755 T. AYER X75590
=======================================   ======================================
             [ILLEGIBLE]                               SHIP TO
=======================================   ======================================
LUCKMAN INTERACTIVE                       TECH DATA CORP.
---------------------------------------   --------------------------------------
1055 WEST 7TH STREET                      1228 FOREST PARKWAY
---------------------------------------   --------------------------------------
SUITE 2580                                SUITE 200
----------------------------------------  --------------------------------------

---------------------------------------   -------------------------------------
LOS ANGELES, CA 90017                     PAULSBORO, NJ 08066
---------------------------------------   -------------------------------------
SHIP TERMS   OPEN ACCOUNT                 SHIP VIA   AS PER ROUTING GUIDE

                                          FOB POINT
=======================================   ======================================
             [NOT LEGIBLE]                              [ILLEGIBLE]
=======================================   ======================================

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------


===============================================================================
                                   [ILLEGIBLE]
===============================================================================
437684        UB-WN-10-FD       03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 MOST          [ILLEGIBLE]
-------------------------------------------------------------------------------
 BEST OF THE WEB BUNDLE            EA          1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
437685          UNI4.0          03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 W95           [ILLEGIBLE]
-------------------------------------------------------------------------------
  OFFICE DEPOT ONLY!!!!            EA           1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        [ILLEGIBLE]       **
TERMS: The terms and conditions on this form are an     -----------------------
integral part of this purchase agreement and are the
final and complete agreement between the buyer and            [ILLEGIBLE]
the seller. No variation from these terms and
conditions as stated on this order, or from the         -----------------------
provisions of the Uniform Commercial Code, will           Authorized Signature
be acceptable without the prior written approval of the purchaser.

[V Tech Data LETTERHEAD]         Show this Purchase Order on all correspondence,
                                 invoices, shipping papers and packages


                                          WAREHOUSE # A4
                                          PURCHASE ORDER 769279
                                          P.O. DATE 03/11/97         PAGE 1 OF 1
PAYMENT TERMS  2%  15, NET 45             REFERENCE # 0
VENDOR NUMBER 55655                       PRD. MGR. 755 T. AYER X75590
=======================================   ======================================
             [ILLEGIBLE]                               SHIP TO
=======================================   ======================================
LUCKMAN INTERACTIVE                       TECH DATA CORP.
---------------------------------------   --------------------------------------
1055 WEST 7TH STREET                      3899 WM RICHARDSON CT
---------------------------------------   --------------------------------------
SUITE 2580
----------------------------------------  --------------------------------------

---------------------------------------   -------------------------------------
LOS ANGELES, CA 90017                     SOUTH BEND, IN 46628
---------------------------------------   -------------------------------------
SHIP TERMS   OPEN ACCOUNT                 SHIP VIA   AS PER ROUTING GUIDE

                                          FOB POINT
=======================================   ======================================
             [NOT LEGIBLE]                              [ILLEGIBLE]
=======================================   ======================================

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------


===============================================================================
                                   [ILLEGIBLE]
===============================================================================
437684        UB-WN-10-FD       03/21/97        **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 MOST          [ILLEGIBLE]
-------------------------------------------------------------------------------
 BEST OF THE WEB BUNDLE            EA           1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
437685          UNI4.0          03/21/97        **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 W95           [ILLEGIBLE]
-------------------------------------------------------------------------------
  OFFICE DEPOT ONLY!!!!            EA           1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        [ILLEGIBLE]      **
TERMS: The terms and conditions on this form are an     -----------------------
integral part of this purchase agreement and are the
final and complete agreement between the buyer and            [ILLEGIBLE]
the seller. No variation from these terms and
conditions as stated on this order, or from the         -----------------------
provisions of the Uniform Commercial Code, will           Authorized Signature
be acceptable without the prior written approval of the purchaser.

[V Tech Data LETTERHEAD]         Show this Purchase Order on all correspondence,
                                 invoices, shipping papers and packages


                                          WAREHOUSE # A5
                                          PURCHASE ORDER 769280
                                          P.O. DATE 03/11/97         PAGE 1 OF 1
PAYMENT TERMS  2%  15, NET 45             REFERENCE # 0
VENDOR NUMBER 55655                       PRD. MGR. 755 T. AYER X75590
=======================================   ======================================
             [ILLEGIBLE]                               SHIP TO
=======================================   ======================================
LUCKMAN INTERACTIVE                       TECH DATA CORP.
---------------------------------------   --------------------------------------
1055 WEST 7TH STREET                      5100 LIBERTY WAY
---------------------------------------   --------------------------------------
SUITE 2580
----------------------------------------  --------------------------------------

---------------------------------------   -------------------------------------
LOS ANGELES, CA 90017                     FORT WORTH, TX 76178
---------------------------------------   -------------------------------------
SHIP TERMS   OPEN ACCOUNT                 SHIP VIA   AS PER ROUTING GUIDE

                                          FOB POINT
=======================================   ======================================
             [NOT LEGIBLE]                              [ILLEGIBLE]
=======================================   ======================================

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------


===============================================================================
                                   [ILLEGIBLE]
===============================================================================
437684        UB-WN-10-FD       03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 MOST          [ILLEGIBLE]
-------------------------------------------------------------------------------
 BEST OF THE WEB BUNDLE            EA          1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
437685          UNI4.0          03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 W95           [ILLEGIBLE]
-------------------------------------------------------------------------------
  OFFICE DEPOT ONLY!!!!            EA           1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        [ILLEGIBLE]       **
TERMS: The terms and conditions on this form are an     -----------------------
integral part of this purchase agreement and are the
final and complete agreement between the buyer and            [ILLEGIBLE]
the seller. No variation from these terms and
conditions as stated on this order, or from the         -----------------------
provisions of the Uniform Commercial Code, will           Authorized Signature
be acceptable without the prior written approval of the purchaser.

[V Tech Data LETTERHEAD]         Show this Purchase Order on all correspondence,
                                 invoices, shipping papers and packages


                                          WAREHOUSE # A6
                                          PURCHASE ORDER 769281
                                          P.O. DATE 03/11/97         PAGE 1 OF 1
PAYMENT TERMS  2%  15, NET 45             REFERENCE # 0
VENDOR NUMBER 55655                       PRD. MGR. 755 T. AYER X75590
=======================================   ======================================
             [ILLEGIBLE]                               SHIP TO
=======================================   ======================================
LUCKMAN INTERACTIVE                       TECH DATA CORP.
---------------------------------------   --------------------------------------
1055 WEST 7TH STREET                      4621 GUASTI ROAD
---------------------------------------   --------------------------------------
SUITE 2580                                UNIT 1
----------------------------------------  --------------------------------------

---------------------------------------   -------------------------------------
LOS ANGELES, CA 90017                     ONTARIO, CA  91764
---------------------------------------   -------------------------------------
SHIP TERMS   OPEN ACCOUNT                 SHIP VIA   AS PER ROUTING GUIDE

                                          FOB POINT
=======================================   ======================================
             [NOT LEGIBLE]                              [ILLEGIBLE]
=======================================   ======================================

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------


===============================================================================
                                   [ILLEGIBLE]
===============================================================================
437684        UB-WN-10-FD       03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 MOST          [ILLEGIBLE]
-------------------------------------------------------------------------------
 BEST OF THE WEB BUNDLE            EA          1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
437685          UNI4.0          03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 W95           [ILLEGIBLE]
-------------------------------------------------------------------------------
  OFFICE DEPOT ONLY!!!!            EA           1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        [ILLEGIBLE]       **
TERMS: The terms and conditions on this form are an     -----------------------
integral part of this purchase agreement and are the
final and complete agreement between the buyer and            [ILLEGIBLE]
the seller. No variation from these terms and
conditions as stated on this order, or from the         -----------------------
provisions of the Uniform Commercial Code, will           Authorized Signature
be acceptable without the prior written approval of the purchaser.

[V Tech Data LETTERHEAD]         Show this Purchase Order on all correspondence,
                                 invoices, shipping papers and packages


                                          WAREHOUSE # A7
                                          PURCHASE ORDER 769282
                                          P.O. DATE 03/11/97         PAGE 1 OF 1
PAYMENT TERMS  2%  15, NET 45             REFERENCE # 0
VENDOR NUMBER 55655                       PRD. MGR. 755 T. AYER X75590
=======================================   ======================================
             [ILLEGIBLE]                               SHIP TO
=======================================   ======================================
LUCKMAN INTERACTIVE                       TECH DATA CORP.
---------------------------------------   --------------------------------------
1055 WEST 7TH STREET                      1624 PACIFIC ST.
---------------------------------------   --------------------------------------
SUITE 2580
----------------------------------------  --------------------------------------

---------------------------------------   -------------------------------------
LOS ANGELES, CA 90017                     UNION CITY, CA  94587
---------------------------------------   -------------------------------------
SHIP TERMS   OPEN ACCOUNT                 SHIP VIA   AS PER ROUTING GUIDE

                                          FOB POINT
=======================================   ======================================
             [NOT LEGIBLE]                              [ILLEGIBLE]
=======================================   ======================================

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------


===============================================================================
                                   [ILLEGIBLE]
===============================================================================
437684        UB-WN-10-FD       03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 MOST          [ILLEGIBLE]
-------------------------------------------------------------------------------
 BEST OF THE WEB BUNDLE            EA          1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
437685          UNI4.0          03/21/97       **          **             **
-------------------------------------------------------------------------------
 UNINSTALLER 4.0 3.5 W95           [ILLEGIBLE]
-------------------------------------------------------------------------------
  OFFICE DEPOT ONLY!!!!            EA           1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   [ILLEGIBLE]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        [ILLEGIBLE]       **
TERMS: The terms and conditions on this form are an     -----------------------
integral part of this purchase agreement and are the
final and complete agreement between the buyer and            [ILLEGIBLE]
the seller. No variation from these terms and
conditions as stated on this order, or from the         -----------------------
provisions of the Uniform Commercial Code, will           Authorized Signature
be acceptable without the prior written approval of the purchaser.

                        -------------------------------
                                 PURCHASE ORDER
                                    MERISEL
                        -------------------------------
                        PURCHASE ORDER NUMBER: 24-04337

BILL TO:
MERISEL AMERICAS, INC.                  PHONE 310-615-1080
200 CONTINENTAL BLVD.
EL SEGUNDO, CA 90245-0984
                                        DATE
ATTENTION: ACCOUNTS PAYABLE             FEB 24,97 15531    PAGE 1

  TO:                                     SHIP TO:
  LUCKMAN INTERACTIVE, INC.               MERISEL AMERICAS, INC.
  4359 SHALLOWFORD INDUSTRIAL PKWY        3050 N.E. INDEPENDENCE AVE
  MARIETTA, GA 30066                      LEE'S SUMMIT, NO 64064

                                        TERMS    RUN FEB 24,97    10:07

VIA UPS GRND            DATE TO BE DELIVERED         FOB SHIP POINT

INSTRUCTIONS:   ALL DELIVERIES MUST BE ACCOMPANIED BY A COMPLETE AND ACCURATE
                PACKING SLIP. CALL MERISEL TRAFFIC AT 310 615-3080 FOR ROUTING
                ON ALL SHIPMENTS OVER 200 LBS. TERMS AND CONDITIONS ON ATTACHED
                SHEET APPLY TO THIS PURCHASE ORDER. CONFIRMING - DO NOT
                DUPLICATE.


                         ******************************


                         ******************************


                                                     PROM      OPEN    UNIT     EXTENDED
ITEM DESCRIPTION                 MACHINE MEDIA       DATE      QTY    PRICE       PRICE
UNINSTALLER 4.0 & BEST
OF THE 86840  UB-WN-10-FD        IBM PC CDRO       03/17/97     **       **           **



BUYER:  G1 JACKIE GOMEZ                              TOTAL               **           **

                        -------------------------------
                                 PURCHASE ORDER
                                    MERISEL
                        -------------------------------
                        PURCHASE ORDER NUMBER: 31-81679

BILL TO:
MERISEL AMERICAS, INC.                  PHONE 310-615-3080
200 CONTINENTAL BLVD.
EL SEGUNDO, CA 90245-3080
                                        DATE
ATTENTION: ACCOUNTS PAYABLE             FEB 24,97 15931    PAGE 1

  TO:                                     SHIP TO:
  LUCKMAN INTERACTIVE, INC.               MERISEL AMERICAS, INC.
  4359 SHALLOWFORD INDUSTRIAL PKWY        1269 WOOD DALE RD.
  MARIETTA, GA 30066                      WOOD DALE IL 60191

                                        TERMS    RUN FEB 25,97    16:37

SHIP VIA UPS GRND         DATE TO BE DELIVERED         FOB SHIP POINT

INSTRUCTIONS:   ALL DELIVERIES MUST BE ACCOMPANIED BY A COMPLETE AND ACCURATE
                PACKING SLIP. CALL MERISEL TRAFFIC AT 310 615-3080 FOR ROUTING
                ON ALL SHIPMENTS OVER 200 LBS. TERMS AND CONDITIONS ON ATTACHED
                SHEET APPLY TO THIS PURCHASE ORDER. CONFIRMING - DO NOT
                DUPLICATE.


                         ******************************


                         ******************************


                                                        PROM      OPEN   UNIT      EXTENDED
LNE   ITEM DESCRIPTION                 MACHINE MEDIA    DATE      QTY    PRICE       PRICE
001   UNINSTALLER 4.0 & BEST
      OF THE 86840  UB-WN-10-FD        IBM PC  CDRO   03/17/97     **       **           **



      BUYER:  G1 JACKIE GOMEZ                           TOTAL               **           **

                        -------------------------------
                                 PURCHASE ORDER
                                    MERISEL
                        -------------------------------
                        PURCHASE ORDER NUMBER: 22-78258

BILL TO:
MERISEL AMERICAS, INC.                  PHONE 310-615-3080
200 CONTINENTAL BLVD.
EL SEGUNDO, CA 90245-3080
                                        DATE
ATTENTION: ACCOUNTS PAYABLE             FEB 24,97 15931    PAGE 1

  TO:                                     SHIP TO:
  LUCKMAN INTERACTIVE, INC.               MERISEL AMERICAS, INC.
  4359 SHALLOWFORD INDUSTRIAL PKWY        5700 EASTPORT
  MARIETTA, GA 30066                      RICHMOND, VA 23231

                                        TERMS    RUN FEB 24,97    10:07

VIA UPS GRND            DATE TO BE DELIVERED         FOB SHIP POINT

INSTRUCTIONS:   ALL DELIVERIES MUST BE ACCOMPANIED BY A COMPLETE AND ACCURATE
                PACKING SLIP. CALL MERISEL TRAFFIC AT 310 615-3080 FOR ROUTING
                ON ALL SHIPMENTS OVER 200 LBS. TERMS AND CONDITIONS ON ATTACHED
                SHEET APPLY TO THIS PURCHASE ORDER. CONFIRMING - DO NOT
                DUPLICATE.


                         ******************************


                         ******************************


                                                  PROM      OPEN    UNIT     EXTENDED
ITEM DESCRIPTION                 MACHINE MEDIA    DATE      QTY    PRICE       PRICE
UNINSTALLER 4.0 & BEST
OF THE 86840  UB-WN-10-FD        IBM PC  CDRO   03/17/97     **       **           **



BUYER:  G1 JACKIE GOMEZ                           TOTAL               **           **

                        -------------------------------
                                 PURCHASE ORDER
                                    MERISEL
                        -------------------------------
                        PURCHASE ORDER NUMBER: 11-70613

BILL TO:
MERISEL AMERICAS, INC.                  PHONE 310-615-3080
200 CONTINENTAL BLVD.
EL SEGUNDO, CA 90245-0984
                                        DATE
ATTENTION: ACCOUNTS PAYABLE             FEB 24,97 15931    PAGE 1

  TO:                                     SHIP TO:
  LUCKMAN INTERACTIVE, INC.               MERISEL, INC. BRANCH 11
  4359 SHALLOWFORD INDUSTRIAL PKWY        30750 SAN CLEMENTE
  MARIETTA, GA 30066                      HAYWARD, CA 94544

                                        TERMS    RUN FEB 24,97    10:07

VIA UPS GRND             DATE TO BE DELIVERED         FOB SHIP POINT

INSTRUCTIONS:   ALL DELIVERIES MUST BE ACCOMPANIED BY A COMPLETE AND ACCURATE
                PACKING SLIP. CALL MERISEL TRAFFIC AT 310 615-3080 FOR ROUTING
                ON ALL SHIPMENTS OVER 200 LBS. TERMS AND CONDITIONS ON ATTACHED
                SHEET APPLY TO THIS PURCHASE ORDER. CONFIRMING - DO NOT
                DUPLICATE.


                         ******************************


                         ******************************


                                                  PROM      OPEN    UNIT     EXTENDED
ITEM DESCRIPTION                 MACHINE MEDIA    DATE      QTY    PRICE       PRICE
UNINSTALLER 4.0 & BEST
OF THE 86840  UB-WN-10-FD        IBM PC  CDRO   03/10/97     **       **          **



BUYER:  G1 JACKIE GOMEZ                           TOTAL               **           **

                        ********************************

                                 PURCHASE ORDER
                                    MERISEL

                        ********************************

                        PURCHASE ORDER NUMBER: 22-90343

  BILL TO:
  MERISEL AMERICAS, INC.                        PHONE 310-615-3080
  200 CONTINENTAL BLVD.
  EL SEGUNDO, CA 90243-3050

                                                DATE
  ATTENTION: ACCOUNTS PAYABLE                   MAR 27,97 15931   PAGE  1

    TO:                                           SHIP TO:
    LUCKMAN INTERACTIVE, INC.                     MERISEL AMERICAS, INC.
    4339 SHALLOWFORD INDUSTRIAL PKWY              5700 EASTPORT
    MARIETTA, GA 30066                            RICHMOND, VA 23231

                                                TERMS   RUN MAR 27,97  134637
SHIP VIA UPS GRND             DATE TO BE DELIVERED          FOB SHIP POINT

INSTRUCTIONS: ALL DELIVERIES MUST BE ACCOMPANIED BY A COMPLETE AND ACCURATE
              PACKING LIST
              CALL MERISEL TRAFFIC AT 310 615-3080 FOR ROUTING ON ALL SHIPMENTS OVER 200 POUNDS
              TERMS AND CONDITIONS ON ATTACHED SHEET APPLY TO THIS P.O. CONFIRMING - DO NOT DUPLICATE.


                        ********************************



                        ********************************


                                                         PROM    OPEN   UNIT    EXTENDED
LNE  ITEM DESCRIPTION                  MACHINE MEDIA     DATE     QTY   PRICE      PRICE

001 UNINSTALLER 4.0 & BEST OF THE      IBM PC  CDRO    04/14/97   **     **        **
    56940       UB-WN-10-FD

BUYER: G1 JACKIE GOMEZ                         TOTAL                     **        **

                        ********************************

                                 PURCHASE ORDER
                                    MERISEL

                        ********************************

                        PURCHASE ORDER NUMBER: 24-04501

  BILL TO:
  MERISEL AMERICAS, INC.                        PHONE 310-615-3080
  200 CONTINENTAL BLVD.
  EL SEGUNDO, CA 90243-0994

                                                DATE
  ATTENTION: ACCOUNTS PAYABLE                   MAR 27,97 13931   PAGE  1

    TO:                                           SHIP TO:
    LUCKMAN INTERACTIVE, INC.                     MERISEL AMERICAS, INC.
    4339 SHALLOWFORD INDUSTRIAL PKWY              3050 N.E. INDEPENDENCE AVE
    MARIETTA, GA 30066                            LEE'S SUMMIT, MO 64064

                                                TERMS   RUN MAR 27,97  134641
SHIP VIA UPS GRND             DATE TO BE DELIVERED          FOB SHIP POINT

INSTRUCTIONS: ALL DELIVERIES MUST BE ACCOMPANIED BY A COMPLETE AND ACCURATE
              PACKING LIST
              CALL MERISEL TRAFFIC AT 310 615-3080 FOR ROUTING ON ALL SHIPMENTS OVER 200 POUNDS
              TERMS AND CONDITIONS ON ATTACHED SHEET APPLY TO THIS P.O. CONFIRMING - DO NOT DUPLICATE.


                        ********************************



                        ********************************


                                                         PROM    OPEN   UNIT    EXTENDED
LNE  ITEM DESCRIPTION                  MACHINE MEDIA     DATE     QTY   PRICE      PRICE

001 UNINSTALLER 4.0 & BEST OF THE      IBM PC  CDRO    04/14/97   **     **         **
    56940       UB-WN-10-FD

BUYER: G1 JACKIE GOMEZ                         TOTAL                     **         **

                                    MERISEL

                        200 North Continental Boulevard
                          El Segundo, California 92045
                                 (310) 615 3080

                             Friday, March 26, 1997


                               PURCHASE ORDER FAX
                                  COVER SHEET


                                       TO

                            LUCKMAN INTERACTIVE, INC
                                  12136141929


                                      FROM

                                  JACKIE GOMEZ
                             Phone: (310) 535-8079
                              Fax: (310) 535-8195




                             3 Pages (incl. cover)

[INGRAM                                                 PO# 10-56861                          PURCHASE ORDER
 MICRO
 LOGO]                                                  PAGE 1                          PLEASE ACKNOWLEDGE THIS ORDER
                                                                                        PROMPTLY AND ADVISE SHIPPING DATE. BILL
VENDOR # VENDOR                                                                         OF LADING MUST ACCOMPANY INVOICE.
9013 1                                          S
     LUCKMAN INTERACTIVE, INC.                  H                                               IMPORTANT
     2801 WEST COAST HIGHWAY #290               I  INGRAM MICRO                         THE PURCHASE ORDER NUMBER MUST
     NEWPORT BEACH, CA 92663                    P  1050 SOUTH STATE COLLEGE             APPEAR ON ALL INVOICES, SHIPPING
                                                   FULLERTON, CA 92631                  PAPERS AND PACKAGES. PACKAGING SLIP
                                                                                        MUST ACCOMPANY SHIPMENT. INVOICE
                                                T                                       EACH PURCHASE ORDER SEPARATELY.
                                                O

----------------------------------------------------------------------------------------------------------------------------------
NUMBER          VENDOR #      VEND. TELEPHONE NO.       P.O. DATE       DELIVERY DATE     PAYMENT TERMS
56861-5         9013            714-548-7200            02/25/97                            NET 45  U.S. DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
ID NO.      CANCEL DATE       ????    ????    SHIP TO NO.    SHIPPING INSTRUCTIONS   SHIP VIA   FREIGHT TERMS           B#

----------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]             [ILLEGIBLE]             [ILLEGIBLE]             [ILLEGIBLE]             [ILLEGIBLE]     [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------

AUTO FAX PO


               **  EA         901323 WIN-32              UNINSTALLER V4.0 & BEST OF THE          DSK3      **        **
                              UB-HM-10-FD                NET BUNDLE SINGLE 1-DOC
               **  EA         901304 MAC                 NET COMMANDER INTERNET SUITE            CROM      **        **
                              NC-MC-10-FD                V1.0 FOR MAC










VENDORS PLEASE NOTE ANY CHANGES IN PRICE OR TERMS NEED APPROVAL BEFORE SHIPMENT
----------------------------------------------------------------------------------------------------------------------------------

         **                             MERCHANDISE SHIPPED ON THIS PURCHASE ORDER NOT IN
                                        AGREEMENT WITH THE SPECIFICS AS OUTLINED ABOVE WILL BE
                                        RETURNED UNLESS PRIOR APPROVAL HAS BEEN OBTAINED                             **


                                                SIGNATURE________________________________________________________

[INGRAM                                                 PO# 10-56861                          PURCHASE ORDER
 MICRO
 LOGO]                                                  PAGE 1                          PLEASE ACKNOWLEDGE THIS ORDER
                                                                                        PROMPTLY AND ADVISE SHIPPING DATE. BILL
VENDOR # VENDOR                                                                         OF LADING MUST ACCOMPANY INVOICE.
9013 1                                          S
     LUCKMAN INTERACTIVE, INC.                  H                                               IMPORTANT
     2801 WEST COAST HIGHWAY #290               I  INGRAM MICRO (FREMONT)               THE PURCHASE ORDER NUMBER MUST
     NEWPORT BEACH, CA 92663                    P  41490 BOYCE RD. BLDG. D              APPEAR ON ALL INVOICES, SHIPPING
                                                   FREMONT, CA 94538-3113               PAPERS AND PACKAGES. PACKAGING SLIP
                                                                                        MUST ACCOMPANY SHIPMENT. INVOICE
                                                T                                       EACH PURCHASE ORDER SEPARATELY.
                                                O

----------------------------------------------------------------------------------------------------------------------------------
NUMBER          VENDOR #      VEND. TELEPHONE NO.       P.O. DATE       DELIVERY DATE     PAYMENT TERMS
56861-5         9013            714-548-7200            02/25/97                            NET 45  U.S. DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
ID NO.      CANCEL DATE       ????    ????    SHIP TO NO.    SHIPPING INSTRUCTIONS   SHIP VIA   FREIGHT TERMS           B#

----------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]             [ILLEGIBLE]             [ILLEGIBLE]             [ILLEGIBLE]             [ILLEGIBLE]     [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------

AUTO FAX PO


               **  EA         901323 WIN-32              UNINSTALLER V4.0 & BEST OF THE          DSK3      **        **
                              UB-HM-10-FD                NET BUNDLE SINGLE 1-DOC
               **  EA         901304 MAC                 NET COMMANDER INTERNET SUITE            CROM      **        **
                              NC-MC-10-FD                V1.0 FOR MAC










VENDORS PLEASE NOTE ANY CHANGES IN PRICE OR TERMS NEED APPROVAL BEFORE SHIPMENT
----------------------------------------------------------------------------------------------------------------------------------

         **                             MERCHANDISE SHIPPED ON THIS PURCHASE ORDER NOT IN
                                        AGREEMENT WITH THE SPECIFICS AS OUTLINED ABOVE WILL BE
                                        RETURNED UNLESS PRIOR APPROVAL HAS BEEN OBTAINED                              **


                                                SIGNATURE________________________________________________________

[INGRAM                                                 PO# 10-56861                          PURCHASE ORDER
 MICRO
 LOGO]                                                  PAGE 1                          PLEASE ACKNOWLEDGE THIS ORDER
                                                                                        PROMPTLY AND ADVISE SHIPPING DATE. BILL
VENDOR # VENDOR                                                                         OF LADING MUST ACCOMPANY INVOICE.
9013 1                                          S
     LUCKMAN INTERACTIVE, INC.                  H                                               IMPORTANT
     2801 WEST COAST HIGHWAY #290               I  INGRAM MICRO                         THE PURCHASE ORDER NUMBER MUST
     NEWPORT BEACH, CA 92663                    P  CONSOLIDATION CENTER                 APPEAR ON ALL INVOICES, SHIPPING
                                                   48949 WARM SPRINGS BLVD.             PAPERS AND PACKAGES. PACKAGING SLIP
                                                   FREMONT CA 94539                     MUST ACCOMPANY SHIPMENT. INVOICE
                                                T                                       EACH PURCHASE ORDER SEPARATELY.
                                                O

----------------------------------------------------------------------------------------------------------------------------------
NUMBER          VENDOR #      VEND. TELEPHONE NO.       P.O. DATE       DELIVERY DATE     PAYMENT TERMS
56862-6         9013            714-548-7200            02/25/97                            NET 45  U.S. DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
ID NO.      CANCEL DATE       ????    ????    SHIP TO NO.    SHIPPING INSTRUCTIONS   SHIP VIA   FREIGHT TERMS           B#

----------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]             [ILLEGIBLE]             [ILLEGIBLE]             [ILLEGIBLE]             [ILLEGIBLE]     [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------

AUTO FAX PO


               **  EA         901323 WIN-32              UNINSTALLER V4.0 & BEST OF THE          DSK3       **           **
                              UB-NM-10-FD                WEB BUNDLE SINGLE 1-DOC
               **  EA         901304 MAC                 NET COMMANDER INTERNET SUITE            CROM       **           **
                              NC-MC-10-FD                V1.0 FOR MAC










VENDORS PLEASE NOTE ANY CHANGES IN PRICE OR TERMS NEED APPROVAL BEFORE SHIPMENT
----------------------------------------------------------------------------------------------------------------------------------

         **                             MERCHANDISE SHIPPED ON THIS PURCHASE ORDER NOT IN
                                        AGREEMENT WITH THE SPECIFICS AS OUTLINED ABOVE WILL BE
                                        RETURNED UNLESS PRIOR APPROVAL HAS BEEN OBTAINED                                 **


                                                SIGNATURE________________________________________________________

                                                                           KEITH FITZGERALD

GT INTERACTIVE SOFTWARE - PURCHASE REQUISITION WORKSHEET                  PAGE 1

    !!! PACKING LIST MUST ACCOMPANY SHIPMENT OR SHIPMENT WILL BE REFUSED!!!

PRW #: 4832      Requisition #: 04029803      PO #: 04044576     Date: 2/24/97

    Vendor #:   0506
 Vendor Name:   Luckman Interactive                         Payment Terms:      30 Days after receipt of goods
     Address:   1055 West 7th Street                                  FOB:      ORIGIN
                Los Angeles, California 91107                      Return:      Possible exchange
Contact Name:   Kim Weidmark                                      Royalty:      Paid 45 days after/60 days of sale
       Phone:   213-614-0966 x 122                    Requested Ship Date:      Immediate
         FAX:   213-614-1929

--------------------------------------------------------------------------------------------------------------------------------
  GTIS         Control      Vendor           Vendor          Software   Product           Cost       Units   Extended
Selection #    LOC #        UPC #            Part #          Class      Title           Per Unit    Ordered    Cost      Royalty
--------------------------------------------------------------------------------------------------------------------------------
04-31724       000000    78461942012   3   Not Available       30    Uninstaller 4.0      **           **       **

--------------------------------------------------------------------------------------------------------------------------------
END OF ORDER        END OF ORDER       END OF ORDER    END OF ORDER    END OF ORDER       Total:       **       **

--------------------------------------------------------------------------------------------------------------------------------



Approval:                     Approval:  [INITIALS]        Approval: [INITIALS]
          --------------               ------------                 ------------
          Administration                ????????                     Finance


Shipping Method:  Contact Traffic Dept at 212-726-6519/6960 to make shipping arrangements, give carton/pallet amounts total weights. Please FAX copies of Packing Lists to Traffic Department at 212-726-4250 BEFORE SHIPPING.
                  Delivery Carrier/Contact Receiving Dept. @ 908 248-5445 to make delivery appointment.

        Ship to:  GT Interactive Software
                  1 Nixon Lane
                  Edison, New Jersey 08817
                  Tel: 988-248-5445/Rick Pater

GT INTERACTIVE SOFTWARE - PURCHASE REQUISITION WORKSHEET                  PAGE 1

    !!! PACKING LIST MUST ACCOMPANY SHIPMENT OR SHIPMENT WILL BE REFUSED!!!

PRW #: 4801      Requisition #: 04029745      PO #: 04044459     Date: 2/14/97

    Vendor #:   0506
 Vendor Name:   Luckman Interactive                         Payment Terms:      30 Days after receipt of goods
     Address:   1055 West 7th Street                                  FOB:      ORIGIN
                Los Angeles, California 91107                      Return:      Possible exchange
Contact Name:   Kim Weidmark                                      Royalty:      Paid 45 days after/60 days of sale
       Phone:   213-614-0966 x 122                    Requested Ship Date:      Immediate
         FAX:   213-614-1929

--------------------------------------------------------------------------------------------------------------------------------
  GTIS         Control      Vendor           Vendor         Software    Product           Cost       Units   Extended
Selection #    LOC #        UPC #            Part #         Class       Title           Per Unit    Ordered    Cost      Royalty
--------------------------------------------------------------------------------------------------------------------------------
04-31724       000000    78461942012   3   Not Available       30    Uninstaller 4.0    **            **      **

--------------------------------------------------------------------------------------------------------------------------------
END OF ORDER        END OF ORDER       END OF ORDER    END OF ORDER    END OF ORDER       Total:      **      **

--------------------------------------------------------------------------------------------------------------------------------



Approval:                     Approval:  [INITIALS]        Approval: [INITIALS]
          --------------               ------------                 ------------
          Administration                ????????                     Finance


Shipping Method:  Contact Traffic Dept at 212-726-6519/6960 to make shipping arrangements, give carton/pallet amounts total weights. Please FAX copies of Packing Lists to Traffic Department at 212-726-4250 BEFORE SHIPPING.
                  Delivery Carrier/Contact Receiving Dept. @ 908 248-5445 to make delivery appointment.

        Ship to:  GT Interactive Software
                  1 Nixon Lane
                  Edison, New Jersey 08817
                  Tel: 988-248-5445/Rick Pater

GT INTERACTIVE SOFTWARE - PURCHASE REQUISITION WORKSHEET                  PAGE 1

    !!! PACKING LIST MUST ACCOMPANY SHIPMENT OR SHIPMENT WILL BE REFUSED!!!

PRW #: 4749      Requisition #: 04029665      PO #: 04044402     Date: 2/6/97

    Vendor #:   0506
 Vendor Name:   Luckman Interactive                         Payment Terms:      30 Days after receipt of goods
     Address:   1055 West 7th Street                                  FOB:      ORIGIN
                Los Angeles, California 91107                      Return:      Possible exchange
Contact Name:   Kim Weidmark                                      Royalty:      Paid 45 days after/60 days of sale
       Phone:   213-614-0966 x 122                    Requested Ship Date:      Immediate
         FAX:   213-614-1929

--------------------------------------------------------------------------------------------------------------------------------
  GTIS         Control      Vendor           Vendor         Software    Product           Cost       Units   Extended
Selection #    LOC #        UPC #            Part #         Class       Title           Per Unit    Ordered    Cost      Royalty
--------------------------------------------------------------------------------------------------------------------------------
04-31724       000000    78461942012   0   Not Available       30    Uninstaller 4.0    **            **       **

--------------------------------------------------------------------------------------------------------------------------------
END OF ORDER        END OF ORDER       END OF ORDER    END OF ORDER    END OF ORDER       Total:      **      **

--------------------------------------------------------------------------------------------------------------------------------



Approval:                     Approval:  [INITIALS]        Approval: [INITIALS]
          --------------               ------------                 ------------
          Administration                ????????                     Finance


Shipping Method:  Contact Traffic Dept at 212-726-6519/6960 to make shipping arrangements, give carton/pallet amounts total weights. Please FAX copies of Packing Lists to Traffic Department at 212-726-4250 BEFORE SHIPPING.
                  Delivery Carrier/Contact Receiving Dept. @ 908 248-5445 to make delivery appointment.

        Ship to:  GT Interactive Software
                  1 Nixon Lane
                  Edison, New Jersey 08817
                  Tel: 988-248-5445/Rick Pater

GT INTERACTIVE SOFTWARE - PURCHASE REQUISITION WORKSHEET                  PAGE 1

    !!! PACKING LIST MUST ACCOMPANY SHIPMENT OR SHIPMENT WILL BE REFUSED!!!

PRW #: 4864      Requisition #: 04029851      PO #: 04044611     Date: 2/26/97

    Vendor #:   0506
 Vendor Name:   Luckman Interactive                         Payment Terms:      30 Days after receipt of goods
     Address:   1055 West 7th Street                                  FOB:      ORIGIN
                Los Angeles, California 91107                      Return:      Possible exchange
Contact Name:   Kim Weidmark                                      Royalty:      Paid 45 days after/60 days of sale
       Phone:   213-614-0966 x 122                    Requested Ship Date:      Immediate
         FAX:   213-614-1929

--------------------------------------------------------------------------------------------------------------------------------
  GTIS         Control      Vendor           Vendor         Software    Product           Cost       Units   Extended
Selection #    LOC #        UPC #            Part #         Class       Title           Per Unit    Ordered    Cost      Royalty
--------------------------------------------------------------------------------------------------------------------------------
04-31724       000000    78461942012   0   Not Available       30    Uninstaller 4.0    **            **      **

--------------------------------------------------------------------------------------------------------------------------------
END OF ORDER        END OF ORDER       END OF ORDER    END OF ORDER    END OF ORDER       Total:      **      **

--------------------------------------------------------------------------------------------------------------------------------



Approval:                     Approval:  [INITIALS]        Approval: [INITIALS]
          --------------               ------------                 ------------
          Administration                ????????                     Finance


Shipping Method:  Contact Traffic Dept at 212-726-6519/6960 to make shipping arrangements, give carton/pallet amounts total weights. Please FAX copies of Packing Lists to Traffic Department at 212-726-4250 BEFORE SHIPPING.
                  Delivery Carrier/Contact Receiving Dept. @ 908 248-5445 to make delivery appointment.

        Ship to:  GT Interactive Software
                  1 Nixon Lane
                  Edison, New Jersey 08817
                  Tel: 988-248-5445/Rick Pater